Exhibit 99.1

Supplemental Operating and Financial Data

for the Quarter Ended March 31, 2005

Boston Properties, Inc.

First Quarter 2005

Table of Contents

Page
Company Profile	3
Investor Information	4
Research Coverage	5
Financial Highlights	6
Consolidated Balance Sheets	7
Consolidated Income Statements	8
Funds From Operations	9
Funds Available for Distribution and Interest Coverage Ratios	10
Discontinued Operations	11
Capital Structure	12
Debt Analysis	13-15
Unconsolidated Joint Ventures	16-17
Value-Added Fund	18
Portfolio Overview-Square Footage	19
In-Service Property Listing	20-23
Top 20 Tenants and Tenant Diversification	24
Office Properties-Lease Expiration Roll Out	25
Office/Technical Properties-Lease Expiration Roll Out	26
Industrial Properties-Lease Expiration Roll Out	27
Retail Properties - Lease Expiration Roll Out	28
Grand Total - Office, Office/Technical, Industrial and Retail Properties	29
Greater Boston Area Lease Expiration Roll Out	30-31
Washington, D.C. Area Lease Expiration Roll Out	32-33
San Francisco Area Lease Expiration Roll Out	34-35
Midtown Manhattan Area Lease Expiration Roll Out	36-37
Princeton Area Lease Expiration Roll Out	38-39
Other Properties Lease Expiration Roll Out	40-41
CBD/Suburban Lease Expiration Roll Out	42-43
Hotel Performance	44
Occupancy Analysis	45
Same Property Performance	46
Reconciliation to Same Property Performance and Net Income	47-48
Leasing Activity	49
Capital Expenditures, Tenant Improvements and Leasing Commissions	50
Acquisitions/Dispositions	51
Value Creation Pipeline - Construction in Progress	52
Value Creation Pipeline - Land Parcels and Purchase Options	53
Definitions	54

This supplemental package contains forward-looking statements within the meaning of the Federal securities laws. You can identify these statements by our use of the words “guidance,” “expects,” “plans,” “estimates,” “projects,” “intends,” “believes” and similar expressions that do not relate to historical matters. You should exercise caution in interpreting and relying on forward-looking statements because they involve known and unknown risks, uncertainties and other factors which are, in some cases, beyond Boston Properties’ control and could materially affect actual results, performance or achievements. These factors include, without limitation, the ability to enter into new leases or renew leases on favorable terms, dependence on tenants’ financial condition, the uncertainties of real estate development and acquisition activity, the ability to effectively integrate acquisitions, the costs and availability of financing, the effects of local economic and market conditions, the impact of newly adopted accounting principles on the Company’s accounting policies and on period-to-period comparisons of financial results, regulatory changes and other risks and uncertainties detailed from time to time in the Company’s filings with the Securities and Exchange Commission. Boston Properties does not undertake a duty to update or revise any forward-looking statement, whether as a result of new information, future events or otherwise.

Boston Properties, Inc.

First Quarter 2005

COMPANY PROFILE

The Company

Boston Properties, Inc. (the “Company”), a self-administered and self-managed real estate investment trust (REIT), is one of the largest owners, managers, and developers of first-class office properties in the United States, with a significant presence in five markets: Boston, Washington, D.C., Midtown Manhattan, San Francisco, and Princeton, N.J. The Company was founded in 1970 by Mortimer B. Zuckerman and Edward H. Linde in Boston, where it maintains its headquarters. Boston Properties became a public company in June 1997. The Company acquires, develops, and manages its properties through full-service regional offices. Its property portfolio is comprised primarily of first-class office space and also includes three hotels and one industrial building. Boston Properties is well-known for its in-house building management expertise and responsiveness to tenants’ needs. The Company holds a superior track record in developing premium Central Business District (CBD) office buildings, suburban office centers and build-to-suit projects for the U.S. Government and a diverse array of high-credit tenants.

Management

Boston Properties’ senior management team is among the most respected and accomplished in the REIT industry. Our deep and talented team of thirty-five individuals average twenty-four years of real estate experience and thirteen years with Boston Properties. We believe that our size, management depth, financial strength, reputation, and relationships of key personnel provide a competitive advantage to realize growth through property development and acquisitions. Boston Properties benefits from the reputation and relationships of key personnel, including Mortimer B. Zuckerman, Chairman of our Board of Directors, and Edward H. Linde, our President and Chief Executive Officer. Each has a national reputation, which attracts business and investment opportunities. In addition, our three Executive Vice Presidents and other senior officers that serve as Regional Managers have strong reputations that aid us in identifying and closing on new opportunities, having opportunities brought to us, and negotiating with tenants and build-to-suit prospects. Boston Properties’ Board of Directors consists of ten distinquished members, the majority of which serve as Independent Directors.

Strategy

Boston Properties’ primary business objective is to maximize return on investment in an effort to provide its stockholders with the greatest possible total return. To achieve this objective, the Company maintains a consistent strategy, which includes: Concentrating on a few carefully selected markets - characterized by high barriers to the creation of new supply and strong real estate fundamentals - where tenants have demonstrated a preference for high-quality office buildings and other facilities; selectively acquiring assets which increase its penetration in these select markets; taking on complex, technically-challenging projects that leverage the skills of its management team to successfully develop, acquire, and reposition properties; exploring joint-venture opportunities primarily with existing owners of land parcels who seek to benefit from the Company’s depth of development and management expertise; pursuing the sale of properties (on a selective basis) to take advantage of its value creation and the demand for its premier properties; and continuing to enhance the Company’s balanced capital structure through its access to a variety of capital sources.

Snapshot

(as of March 31, 2005)

Corporate Headquarters	Boston, Massachusetts
Markets	Boston, Midtown Manhattan, Washington, D.C., San Francisco, and Princeton, N.J.
Fiscal Year-End	December 31
Total Properties	125
Total Square Feet	44.1 million
Common Shares and Units Outstanding (as converted)	137.6 million
Dividend – Quarter/Annualized	$0.65/$2.60
Dividend Yield	4.32%
Total Market Capitalization	$13.3 billion
Senior Debt Ratings	Baa2 (Moody’s); BBB (S&P and Fitch)

Boston Properties, Inc.

First Quarter 2005

INVESTOR INFORMATION

Board of Directors		Management
Mortimer B. Zuckerman	Alan B. Landis	Robert E. Burke	E. Mitchell Norville
Chairman of the Board	Director	Executive Vice President for Operations	Senior Vice President, Manager of DC Office

Edward H. Linde	Alan J. Patricof	Raymond A. Ritchey	Robert E. Pester
President and Chief Executive Officer, Director	Director, Chairman of Audit Committee	Executive Vice President, National Director of Acquisitions & Development	Senior Vice President, Manager of San Francisco Office

Lawrence S. Bacow	Richard E. Salomon	Douglas T. Linde	Mitchell S. Landis
Director	Director, Chairman of Compensation Committee	Executive Vice President, Chief Financial Officer, and Treasurer	Senior Vice President, Manager of Princeton Office

William M. Daley	Martin Turchin	Bryan J. Koop	Frank D. Burt
Director, Chairman of Nominating & Corporate Governance Committee	Director	Senior Vice President, Manager of Boston Office	Senior Vice President, General Counsel

Carol B. Einiger	David A. Twardock	Robert E. Selsam	Arthur S. Flashman
Director	Director	Senior Vice President, Manager of New York Office	Vice President and Controller

Company Information

Corporate Headquarters	Trading Symbol	Investor Relations	Inquires
111 Huntington Avenue Suite 300 Boston, MA 02199 (t) 617.236.3300 (f) 617.236.3311	BXP Stock Exchange Listing New York Stock Exchange	Boston Properties, Inc. 111 Huntington Avenue, Suite 300 Boston, MA 02199 (t) 617.236.3322 (f) 617.236.3311 www.bostonproperties.com

Financial inquiries should be directed to Michael Walsh, Senior Vice

President - Finance, at 617.236.3410

or mwalsh@bostonproperties.com

Investor or media inquires should be

directed to Kathleen DiChiara, Investor

Relations Manager, at 617.236.3343 or kdichiara@bostonproperties.com

Common Stock Data (NYSE: BXP)

Boston Properties’ common stock has the following characteristics (based on information reported by the New York Stock Exchange):

	Q1 2005	Q4 2004	Q3 2004	Q2 2004	Q1 2004
High Price	$63.65	$64.85	$56.29	$55.54	$54.89
Low Price	$56.93	$56.25	$49.86	$43.63	$46.69
Average Closing Price	$60.15	$60.40	$53.57	$48.15	$51.06
Closing Price, at the end of the quarter	$60.23	$64.67	$55.39	$50.08	$54.31
Dividends per share - annualized (1)	$2.60	$2.60	$2.60	$2.60	$2.52
Closing dividend yield - annualized	4.32%	4.02%	4.69%	5.19%	4.64%
Closing common shares outstanding, plus common units and preferred units on an as-converted basis (thousands)	137,634	137,399	136,277	$135,889	135,582
Closing market value of outstanding shares and units (thousands)	$8,289,696	$8,885,593	$7,548,404	$6,805,321	$7,363,458

(1)	Reflects dividend increase from $0.63 per share to $0.65 per share - effective Q2 2004.

Timing

Quarterly results for 2005 will be announced according to the following schedule:

Second Quarter	Late July
Third Quarter	Late October
Fourth Quarter	Late January

Boston Properties, Inc.

First Quarter 2005

RESEARCH COVERAGE

Equity Research Coverage		Debt Research Coverage
David Aubuchon	Richard Moore	Chris Brown	Rating Agencies:
A.G. Edwards & Sons	KeyBanc Capital Markets	Banc of America Securities
314.955.5452	216.443.2815	704.386.2524	William Travers
			Fitch Ratings
Ross Nussbaum / John Kim	David Harris / David Toti	Susan Berliner	212.908.0304
Banc of America Securities	Lehman Brothers	Bear Stearns & Company
212.847.5668 / 212.847.5761	212.526.1790 / 212.526.2002	212.272.3824	Karen Nickerson
			Moody’s Investors Service
Ross Smotrich /Jeffrey Langbaum	Steve Sakwa / Brian Legg	Thierry Perrein	212.553.4924
Bear Stearns & Company	Merill Lynch & Company	Credit Suisse First Boston
212.272.8046 / 212.272.4201	212.449.0335 / 212.449.1153	212.538.8618	James Fielding
			Standard & Poor’s
Louis Taylor / Christoper Capolongo	Gregory Whyte / David Cohen	Scott O’Shea	212.438.2452
Deutsche Bank Securities	Morgan Stanley & Company	Deutsche Bank Securities
212.250.4912 / 212.250.7726	212.761.6331 / 212.761.8564	212.250.7190

David Loeb / Gustavo Sarago	James Sullivan / James Feldman	Mark Streeter
Friedman, Billings, Ramsey & Co.	Prudential Equity Group	J.P. Morgan Securities
703.469.1289 / 703.469.1042	212.778.2515 / 212.778.1724	212.834.5086

Carey Callaghan / Allison Widman	Jay Leupp / David Copp	John Forrey
Goldman Sachs & Company	RBC Capital Markets (US)	Merrill Lynch & Company
212.902.4351 / 212.902.2796	415.633.8588 / 415.633.8558	212.449.1812

Jim Sullivan / Michael Knott	Jonathan Litt / John Stewart	Thomas Cook
Green Street Advisors	Smith Barney Citigroup	Smith Barney Citigroup
949.640.8780	212.816.0231 / 212.816.1685	212.723.1112

Anthony Paolone / Michael Mueller
J.P. Morgan Securities
212.622.6682 / 212.622.6689

With the exception of Green Street Advisors, an independent research firm, the equity analysts listed above are those analysts that, according to First Call Corporation, have published research material on the Company and are listed as covering the Company. Please note that any opinions, estimates or forecasts regarding Boston Properties’ performance made by the analysts listed above do not represent the opinions, estimates or forecasts of Boston Properties or its management. Boston Properties does not by its reference above imply its endorsement of or concurrence with any information, conclusions or recommendations made by any of such analysts.

Boston Properties, Inc.

First Quarter 2005

FINANCIAL HIGHLIGHTS

(unaudited and in thousands, except per share amounts)

This section includes non-GAAP financial measures, which are accompanied by what we consider the most directly comparable financial measures calculated and presented in accordance with GAAP. Quantitative reconciliations of the differences between the non-GAAP financial measures presented and the most directly comparable GAAP financial measures are shown on pages 9 and 10. A description of the non-GAAP financial measures we present and a statement of the reasons why management believes the non-GAAP measures provide useful information to investors about the Company’s financial condition and results of operations can be found on page 54.

	Three Months Ended
	March 31, 2005	December 31, 2004		September 30, 2004	June 30, 2004	March 31, 2004
Income Items:
Revenue	$356,189	$362,520		$359,139	$343,120	$331,529
Straight line rent (SFAS 13)	$20,871	$19,218		$16,954	$13,487	$11,620
Fair value lease revenue (SFAS 141) (1)	$292	$245		$241	$268	$(83)
Lease termination fees (included in revenue) (2)	$1,226	$634		$1,800	$—	$1,558
Capitalized interest	$693	$721		$1,758	$3,539	$4,831
Capitalized wages	$1,649	$1,549		$1,459	$1,565	$1,357
Operating Margins [(rental revenue - rental expenses)/rental revenue] (3)	68.9%	69.1%		68.9%	69.4%	69.6%
Net income available to common shareholders	$61,242	$62,254		$68,542	$87,118	$66,048

Funds from operations (FFO) available to common shareholders (4)	$117,301	$118,891		$119,937	$116,904	$103,831

FFO per share - diluted (4)	$1.03	$1.05		$1.07	$1.05	$0.99
Net income available to common shareholders per share - basic	$0.56	$0.57		$0.63	$0.81	$0.65
Net income available to common shareholders per share - diluted	$0.55	$0.56		$0.62	$0.79	$0.64
Dividends per share	$0.65	$0.65		$0.65	$0.65	$0.63
Funds available for distribution to common shareholders and common unitholders (FAD) (5)	$114,618	$78,964		$101,147	$109,181	$98,135
Ratios:
Interest Coverage Ratio (excluding capitalized interest) - cash basis (6)	2.59	2.64		2.74	2.80	2.66
Interest Coverage Ratio (including capitalized interest) - cash basis (6)	2.57	2.62		2.68	2.67	2.50
FFO Payout Ratio (7)	63.11%	61.90%		60.75%	61.90%	63.64%
FAD Payout Ratio (8)	75.01%	109.43	% (9)	83.73%	77.52%	82.49%

	March 31, 2005	December 31, 2004		September 30, 2004	June 30, 2004	March 31, 2004
Capitalization:
Total Debt	$5,011,016	$5,011,814		$5,016,069	$4,994,703	$4,910,761
Price @ Quarter End	$60.23	$64.67		$55.39	$50.08	$54.31
Equity Value @ Quarter End	$8,289,696	$8,885,593		$7,548,404	$6,805,321	$7,363,458
Total Market Capitalization (10)	$13,300,712	$13,897,407		$12,564,473	$11,800,024	$12,274,219
Debt/Total Market Capitalization (10)	37.67%	36.06%		39.92%	42.33%	40.01%

(1)	Represents the net adjustment for above and below market leases that are being amortized over the terms of the respective leases in place at the property acquisition dates.
(2)	Does not include the Company’s share of termination income earned from unconsolidated joint ventures totaling $613 for the three months ended June 30, 2004.
(3)	Rental Expenses include operating expenses and real estate taxes. Amounts are exclusive of the gross up of reimbursable electricity amounts totaling $6,476, $6,541, $8,312, $5,900 and $6,370 for the three months ended March 31, 2005, December 31, 2004, September 30, 2004, June 30, 2004 and March 31, 2004, respectively.
(4)	For a quantitative reconciliation of the differences between FFO and net income available to common shareholders, see page 9.
(5)	For a quantitative reconciliation of the differences between FAD and FFO, see page 10.
(6)	For additional detail, see page 10.
(7)	Dividends per Common share divided by FFO per share - diluted.
(8)	Gross dividends to common shareholders plus distributions to common Operating Partnership unitholders (other than the Company) divided by FAD.
(9)	Includes leasing costs associated with the renewal of a 332,017 square foot lease at 100 East Pratt street which is currently under agreement to be sold. Excluding these costs, the FAD payout ratio would be 89.23%.
(10)	For additional detail, see page 12.

Boston Properties, Inc.

First Quarter 2005

CONSOLIDATED BALANCE SHEETS

(unaudited and in thousands)

	March 31, 2005	December 31, 2004	September 30, 2004	June 30, 2004	March 31, 2004
ASSETS
Real estate	$9,024,693	$9,033,858	$9,053,584	$8,427,296	$8,272,848
Construction in progress	66,699	35,063	19,279	606,012	579,751
Land held for future development	234,010 (1)	222,306	221,901	230,155	228,361
Real estate held for sale	35,217	—	45	5,756	42,449
Less accumulated depreciation	(1,195,648)	(1,143,369)	(1,151,896)	(1,099,715)	(1,047,911)

Total real estate	8,164,971	8,147,858	8,142,913	8,169,504	8,075,498
Cash and cash equivalents	209,307	239,344	213,873	227,698	182,151
Escrows	25,613	24,755	24,137	27,888	25,666
Tenant and other receivables, net	27,442	25,500	12,936	11,637	14,962
Accrued rental income, net	272,035	251,236	232,143	215,536	202,604
Deferred charges, net	255,695	254,950	240,834	212,666	196,598
Prepaid expenses and other assets	63,073	38,630	57,302	33,388	56,001
Investments in unconsolidated joint ventures	79,855	80,955	88,276	83,950	83,555

Total assets	$9,097,991	$9,063,228	$9,012,414	$8,982,267	$8,837,035

LIABILITIES AND STOCKHOLDERS’ EQUITY
Liabilities:
Mortgage notes payable	$3,540,242	$3,541,131	$3,545,477	$3,524,202	$3,440,351
Unsecured senior notes, net of discount	1,470,774	1,470,683	1,470,592	1,470,501	1,470,410
Unsecured line of credit	—	—	—	—	—
Accounts payable and accrued expenses	105,009	94,451	88,124	91,790	110,002
Dividends and distributions payable	91,259	91,428	90,942	91,350	89,166
Interest rate contracts	—	1,164	2,928	4,800	6,417
Accrued interest payable	41,987	50,670	41,007	50,318	41,984
Other liabilities	134,716 (1)	91,300	89,813	89,145	79,390

Total liabilities	5,383,987	5,340,827	5,328,883	5,322,106	5,237,720

Commitments and contingencies	—	—	—	—	—

Minority interests	782,532	786,328	790,758	804,172	851,901

Stockholders’ Equity:
Excess stock, $.01 par value, 150,000,000 shares authorized, none issued or outstanding	—	—	—	—	—
Preferred stock, $.01 par value, 50,000,000 shares authorized, none issued or outstanding	—	—	—	—	—
Common stock, $.01 par value, 250,000,000 shares authorized, 110,442,177, 110,320,485, 108,986,697, 108,160,487 and 106,442,998 outstanding, respectively	1,104	1,103	1,090	1,082	1,064
Additional paid-in capital	2,639,806	2,633,980	2,582,036	2,544,278	2,453,215
Earnings in excess of dividends	314,907	325,452	334,736	336,704	319,890
Treasury common stock, at cost	(2,722)	(2,722)	(2,722)	(2,722)	(2,722)
Unearned compensation	(6,160)	(6,103)	(6,555)	(7,367)	(7,872)
Accumulated other comprehensive loss	(15,463)	(15,637)	(15,812)	(15,986)	(16,161)

Total stockholders’ equity	2,931,472	2,936,073	2,892,773	2,855,989	2,747,414

Total liabilities and stockholders’ equity	$9,097,991	$9,063,228	$9,012,414	$8,982,267	$8,837,035

(1)	Includes approximately $31 million of land assets related to the sale of a land parcel at the Prudential Center on February 23, 2005. Net proceeds received of approximately $41 million is included in other liabilities for the three months ended March 31, 2005. This transaction does not currently qualify as a sale for accounting purposes due to continuing involvement provisions.

Boston Properties, Inc.

First Quarter 2005

CONSOLIDATED INCOME STATEMENTS

(in thousands, except for per share amounts)

(unaudited)

	Three Months Ended
	31-Mar-05	31-Dec-04	30-Sep-04	30-Jun-04	31-Mar-04
Revenue:
Rental
Base Rent	$278,749	$276,211	$273,605	$263,559	$253,732
Recoveries from tenants	43,340	41,555	43,381	39,261	40,581
Parking and other	13,925	14,353	15,645 (1)	14,083	13,188

Total rental revenue	336,014	332,119	332,631	316,903	307,501
Hotel revenues	14,002	24,230	19,768	19,166	13,178
Development and management services	4,536	5,330	5,832	5,961	3,322
Interest and other	1,637	841	908	1,090	7,528	(2)

Total revenue	356,189	362,520	359,139	343,120	331,529

Expenses:
Operating	63,778	62,386	65,998	59,667	60,407
Real estate taxes	44,823	44,337	42,854	41,382	39,715
Hotel operating	12,286	16,961	13,709	13,376	11,678
General and administrative	14,813	15,541	13,002	12,493	12,600
Interest (3)	79,354	79,378	77,698	74,789	74,305
Depreciation and amortization	67,983	68,529	65,480	60,366	56,007
Loss from early extinguishment of debt	—	—	—	—	6,258

Total expenses	283,037	287,132	278,741	262,073	260,970

Income before minority interests and income from unconsolidated joint ventures	73,152	75,388	80,398	81,047	70,559
Minority interest in property partnerships	1,652	1,558	1,447	1,292	385
Income from unconsolidated joint ventures	1,335	664	460	879	1,377

Income before minority interest in Operating Partnership	76,139	77,610	82,305	83,218	72,321
Minority interest in Operating Partnership (4)	(15,699)	(16,076)	(17,162)	(17,776)	(17,125)

Income before gains on sales of real estate and land held for development	60,440	61,534	65,143	65,442	55,196
Gains on sales of real estate, net of minority interest	—	—	—	1,377	6,698
Gains on sales of land held for development, net of minority interest	1,208	—	—	—	—

Income before discontinued operations	61,648	61,534	65,143	66,819	61,894
Income (loss) from discontinued operations, net of minority interest	(406)	(367)	(751)	710	1,633
Gains on sales of real estate from discontinued operations, net of minority interest	—	1,087	4,150	19,589	2,521

Net income available to common shareholders	$61,242	$62,254	$68,542	$87,118	$66,048

INCOME PER SHARE OF COMMON STOCK (EPS)

Net income available to common shareholders per share - basic	$0.56	$0.57	$0.63	$0.81	$0.65

Net income available to common shareholders per share - diluted	$0.55	$0.56	$0.62	$0.79	$0.64

(1)	Includes $1.8 million from settlement of litigation.
(2)	Includes approximately $7.0 million related to the termination of an agreement to enter into a ground lease in the three months ended March 31, 2004.
(3)	Interest expense is reported net of capitalized interest of $693, $721, $1,758, $3,539 and $4,831 for the three months ended March 31, 2005, December 31, 2004, September 30, 2004, June 30, 2004 and March 31, 2004, respectively.
(4)	Equals minority interest share of 16.41%, 16.51%, 16.75%, 16.96% and 17.96% of income before minority interest in Operating Partnership after deduction for preferred distributions for the three months ended March 31, 2005, December 31, 2004, September 30, 2004, June 30, 2004 and March 31, 2004, respectively.

Certain prior period amounts have been reclassified to conform to current period presentation.

Boston Properties, Inc.

First Quarter 2005

FUNDS FROM OPERATIONS (FFO)

(in thousands, except for per share amounts)

(unaudited)

	Three months ended
	31-Mar-05	31-Dec-04	30-Sep-04	30-Jun-04	31-Mar-04
Net income available to common shareholders	$61,242	$62,254	$68,542	$87,118	$66,048
Add:
Minority interest in Operating Partnership	15,699	16,076	17,162	17,776	17,125
Less:
Minority interest in property partnerships	1,652	1,558	1,447	1,292	385
Income from unconsolidated joint ventures	1,335	664	460	879	1,377
Gain on sales of real estate and other assets, net of minority interest	—	—	—	1,377	6,698
Gain on sales of land held for development, net of minority interest	1,208	—	—	—	—
Income (loss) from discontinued operations, net of minority interest	(406)	(367)	(751)	710	1,633
Gain on sales of real estate from discontinued operations, net of minority interest	—	1,087	4,150	19,589	2,521

Income before minority interests and income from unconsolidated joint ventures	73,152	75,388	80,398	81,047	70,559
Add:
Real estate depreciation and amortization (1)	69,540	69,989	67,538	61,919	57,873
Income (loss) from discontinued operations	(486)	(398)	(849)	910	2,047
Income from unconsolidated joint ventures	1,335	664	460	879	1,377
Less:
Minority property partnerships’ share of funds from operations	(75)	(123)	(17)	158	904
Preferred dividends and distributions	3,280	3,361	3,491	3,813	4,385

Funds from operations (FFO)	140,336	142,405	144,073	140,784	126,567
Less:
Minority interest in Operating Partnership’s share of funds from operations	23,035	23,514	24,136	23,880	22,736

FFO available to common shareholders (2)	$117,301	$118,891	$119,937	$116,904	$103,831

FFO per share - basic	$1.06	$1.09	$1.11	$1.09	$1.03

Weighted average shares outstanding - basic	110,187	109,359	108,339	107,216	100,890

FFO per share - diluted	$1.03	$1.05	$1.07	$1.05	$0.99

Weighted average shares outstanding - diluted	117,721	117,269	116,149	115,208	110,577

RECONCILIATION TO DILUTED FUNDS FROM OPERATIONS

(in thousands, except for per share amounts)

(unaudited)

	March 31, 2005		December 31, 2004		September 30, 2004		June 30, 2004		March 31, 2004
	Income (Numerator)	Shares (Denominator)	Income (Numerator)	Shares (Denominator)	Income (Numerator)	Shares (Denominator)	Income (Numerator)	Shares (Denominator)	Income (Numerator)	Shares (Denominator)
Basic FFO	$140,336	131,825	$142,405	130,987	$144,073	130,141	$140,784	129,116	$126,567	122,983
Effect of Dilutive Securities
Convertible Preferred Units	3,280	5,357	3,361	5,381	3,491	5,568	3,813	6,192	4,385	7,087
Stock Options and other	—	2,177	—	2,529	—	2,242	—	1,800	—	2,599

Diluted FFO	$143,616	139,359	$145,766	138,897	$147,564	137,951	$144,597	137,108	$130,952	132,669

Less:
Minority interest in Operating Partnership’s share of diluted funds from operations	22,299	21,638	22,698	21,628	23,321	21,802	23,097	21,900	21,806	22,092

Company’s share of diluted FFO (3)	$121,317	117,721	$123,068	117,269	$124,243	116,149	$121,500	115,208	$109,146	110,577

FFO per share - basic	$1.06		$1.09		$1.11		$1.09		$1.03

FFO per share - diluted	$1.03		$1.05		$1.07		$1.05		$0.99

(1)	Real estate depreciation and amortization consists of depreciation and amortization from the consolidated statements of operations of $67,983, $68,529, $65,480, $60,366 and $56,007, our share of unconsolidated joint venture real estate depreciation and amortization of $1,798, $1,798, $1,636, $1,683 and $1,697 and depreciation and amortization from discontinued operations of $179, $206, $1,080, $487 and $786, less corporate related depreciation of $420, $544, $658, $617 and $617 for the three months ended March 31, 2005, December 31, 2004, September 30, 2004, June 30, 2004 and March 31, 2004, respectively.
(2)	Based on weighted average shares for the quarter. Company’s share for the quarter ended March 31, 2005, December 31, 2004, September 30, 2004, June 30, 2004 and March 31, 2004 was 83.59% 83.49%, 83.25%, 83.04% and 82.04%, respectively.
(3)	Based on weighted average diluted shares for the quarter. Company’s share for the quarter ended March 31, 2005, December 31, 2004, September 30, 2004, June 30, 2004 and March 31, 2004 was 84.47%, 84.43%, 84.20%, 84.03% and 83.35%, respectively.

Boston Properties, Inc.

First Quarter 2005

Funds Available for Distribution (FAD)

(in thousands)

	Three Months Ended
	March 31, 2005	December 31, 2004		September 30, 2004	June 30, 2004	March 31, 2004
Funds from operations (FFO) (see page 9)	$140,336	$142,405		$144,073	$140,784	$126,567
2nd generation tenant improvements and leasing commissions	(4,730)	(33,462	)(1)	(19,583)	(17,693)	(15,102)
Straight-line rent	(20,871)	(19,218)		(16,954)	(13,487)	(11,620)
Recurring capital expenditures	(1,461)	(10,921)		(6,831)	(4,138)	(3,211)
Fair value interest adjustment	(798)	(798)		(793)	(787)	(340)
Fair value lease revenue (SFAS 141)	(292)	(245)		(241)	(268)	83
Hotel improvements, equipment upgrades and replacements	(516)	(262)		(238)	(228)	(273)
Non real estate depreciation	420	544		658	617	617
Stock-based compensation	2,101	898		955	933	1,279
Partners’ share of joint venture 2nd generation tenant improvement and leasing commissions	429	23		101	3,448	135

Funds available for distribution to common shareholder and common unitholders (FAD)	$114,618	$78,964		$101,147	$109,181	$98,135

Interest Coverage Ratios

(in thousands, except for ratio amounts)

	Three Months Ended
	March 31, 2005	December 31, 2004		September 30, 2004	June 30, 2004	March 31, 2004
Excluding Capitalized Interest

Income before minority interests and income from unconsolidated joint ventures	$73,152	$75,388		$80,398	$81,047	$70,559
Interest expense	79,354	79,378		77,698	74,789	74,305
Depreciation	67,983	68,529		65,480	60,366	56,007
Depreciation from joint ventures	1,798	1,798		1,636	1,683	1,697
Income from unconsolidated joint ventures	1,335	664		460	879	1,377
Discontinued Operations - depreciation	179	206		1,080	487	786
Discontinued operations	(486)	(398)		(849)	910	2,047
Straight-line rent	(20,871)	(19,218)		(16,954)	(13,487)	(11,620)
Fair value lease revenue (SFAS 141)	(292)	(245)		(241)	(268)	83

Subtotal	202,152	206,102		208,708	206,406	195,241
Divided by:
Interest expense (2)	77,988	78,051		76,242	73,683	73,305
Interest expense - discontinued operations	—	—		—	—	—

Total interest expense	77,988	78,051		76,242	73,683	73,305

Interest Coverage Ratio	2.59	2.64		2.74	2.80	2.66

Including Capitalized Interest

Income before minority interests and income from unconsolidated joint ventures	$73,152	$75,388		$80,398	$81,047	$70,559
Interest expense	79,354	79,378		77,698	74,789	74,305
Depreciation	67,983	68,529		65,480	60,366	56,007
Depreciation from joint ventures	1,798	1,798		1,636	1,683	1,697
Income from unconsolidated joint ventures	1,335	664		460	879	1,377
Discontinued operations	(486)	(398)		(849)	910	2,047
Fair value lease revenue (SFAS 141)	(292)	(245)		(241)	(268)	83
Straight-line rent	(20,871)	(19,218)		(16,954)	(13,487)	(11,620)
Discontinued Operations - depreciation	179	206		1,080	487	786

Subtotal	202,152	206,102		208,708	206,406	195,241
Divided by:
Interest expense (2) (3)	78,681	78,772		78,000	77,222	78,136
Interest expense - discontinued operations	—	—		—	—	—

Total interest expense	78,681	78,772		78,000	77,222	78,136

Interest Coverage Ratio	2.57	2.62		2.68	2.67	2.50

(1)	Includes $17,736 leasing costs associated with the renewal of a 332,017 square foot lease expected to be expended over the next three years.
(2)	Excludes amortization of financing costs of $1,366, $1,327, $1,456, $1,106 and $1,000 for the quarters ended March 31, 2005, December 31, 2004, September 30, 2004, June 30, 2004 and March 31, 2004, respectively.
(3)	Includes capitalized interest of $693, $721, $1,758, $3,539 and $4,831 for the quarters ended March 31, 2005, December 31, 2004, September 30, 2004, June 30, 2004 and March 31, 2004, respectively.

Boston Properties, Inc.

First Quarter 2005

DISCONTINUED OPERATIONS

(in thousands, unaudited)

Effective January 1, 2002, the Company adopted the provisions of SFAS No. 144, “Accounting for the Impairment or Disposal of Long-Lived Assets.” The Company’s application of SFAS No. 144 results in the presentation of the net operating results of these qualifying properties sold or held for sale during 2004 and 2003 as income from discontinued operations for all periods presented. The following table summarizes income from discontinued operations (net of minority interest) for the three months ended March 31, 2005, December 31, 2004, September 30, 2004, June 30, 2004 and March 31, 2004, respectively.

	Three Months Ended
	31-Mar-05	31-Dec-04	30-Sep-04	30-Jun-04	31-Mar-04
Total Revenue (1)	$3	$168	$931	$2,261	$4,057

Expenses:
Operating	310	360	700	864	1,224
Depreciation and amortization	179	206	1,080	487	786

Total Expenses	489	566	1,780	1,351	2,010

Income before minority interests	(486)	(398)	(849)	910	2,047

Minority interest in property partnership	—	41	53	54	57
Minority interest in Operating Partnership	(80)	(72)	(151)	146	357

Income (loss) from discontinued operations (net of minority interest)	$(406)	$(367)	$(751)	$710	$1,633

Properties:
	Old Federal Reserve	Old Federal Reserve Forbes Boulevard	Old Federal Reserve Sugarland Business Park - Building One 204 Second Ave Forbes Boulevard Decoverly Two, Three, Six and Seven 38 Cabot Boulevard The Arboretum	Old Federal Reserve Sugarland Business Park - Building One 204 Second Ave Forbes Boulevard Decoverly Two, Three, Six and Seven 38 Cabot Boulevard The Arboretum 430 Rozzi Place Sugarland Business Park - Building Two	Old Federal Reserve Sugarland Business Park - Building One 204 Second Ave Forbes Boulevard Decoverly Two, Three, Six and Seven 38 Cabot Boulevard The Arboretum 430 Rozzi Place Sugarland Business Park - Building Two

(1)	The impact of the straight-line rent adjustment increased (decreased) revenue by $0, $(3), $(13), $(16) and ($69) for the three months ended March 31, 2005, December 31, 2004, September 30, 2004, June 30, 2004 and March 31, 2004, respectively.

Boston Properties, Inc.

First Quarter 2005

CAPITAL STRUCTURE

Debt

(in thousands)

Aggregate Principal March 31, 2005
Mortgage Notes Payable	$3,540,242
Unsecured Line of Credit	—
Unsecured Senior Notes, net of discount	1,470,774

Total Debt	$5,011,016

Boston Properties Limited Partnership Unsecured Senior Notes

Settlement Date	5/22/03	3/18/03	1/17/03	12/13/2002	Total/Average
Principal Amount	$250,000	$300,000	$175,000	$750,000	$1,475,000
Yield (on issue date)	5.075%	5.636%	6.280%	6.296%	5.95%
Coupon	5.000%	5.625%	6.250%	6.250%	5.91%
Discount	99.329%	99.898%	99.763%	99.650%	99.659%
Ratings:
Moody’s	Baa2 (stable)	Baa2 (stable)	Baa2 (stable)	Baa2 (stable)
S&P	BBB (stable)	BBB (stable)	BBB (stable)	BBB (stable)
Fitch	BBB (stable)	BBB (stable)	BBB (stable)	BBB (stable)
Maturity Date	6/1/2015	4/15/2015	1/15/2013	1/15/2013
Discount	$1,483	$268	$359	$2,116	4,226

Unsecured Senior Notes, net of discount	$248,517	$299,732	$174,641	$747,884	$1,470,774

Equity

(in thousands)

	Shares/ Units Outstanding as of 3/31/05	Common Stock Equivalents		Equivalent (1)
Common Stock	110,442	110,442	(2)	$6,651,922
Common Operating Partnership Units	21,835	21,835	(3)	1,315,122
Series Two Preferred Operating Partnership Units	4,082	5,357		322,652

Total Equity		137,634		$8,289,696

Total Debt				5,011,016

Total Market Capitalization				$13,300,712

(1)	Value based on March 31, 2005 closing price of $60.23 per share of common stock.
(2)	Includes 337 shares of restricted stock, of which 114 shares are vested as of March 31, 2005.
(3)	Includes 372 long-term incentive plan units, of which 22 units are vested as of March 31, 2005.

Boston Properties, Inc.

First Quarter 2005

DEBT ANALYSIS

Debt Maturities and Principal Payments

(in thousands)

	2005	2006	2007	2008	2009	Thereafter	Total
Floating Rate Debt	$—	$—	$435,098	$—	$—	$—	$435,098
Fixed Rate Debt	265,949	309,216	187,318	974,758	188,278	2,650,399	4,575,918

Total Debt	$265,949	$309,216	$622,416	$974,758	$188,278	$2,650,399	$5,011,016

Weighted Average Floating Rate Debt	—	—	3.59%	—	—	—	3.59%
Weighted Average Fixed Rate Debt	7.02%	6.27%	6.61%	6.81%	7.11%	6.58%	6.66%

Total Weighted Average Rate	7.02%	6.27%	4.50%	6.81%	7.11%	6.58%	6.39%

Unsecured Debt

Unsecured Line of Credit - Matures January 17, 2006

(in thousands)

Facility	Outstanding @ 3/31/05	Letters of Credit	Remaining Capacity @ 3/31/05
$605,000	$—	$8,136	$596,864

Unsecured and Secured Debt Analysis

	% of Total Debt	Weighted Average Rate	Weighted Average Maturity
Unsecured Debt	29.35%	5.95%	8.7 years
Secured Debt	70.65%	6.57%	4.1 years

Total Debt	100.00%	6.39%	5.4 years

Floating and Fixed Rate Debt Analysis

	% of Total Debt	Weighted Average Rate	Weighted Average Maturity
Floating Rate Debt	8.68%	3.59%	1.8 years
Fixed Rate Debt	91.32%	6.66%	5.8 years

Total Debt	100.00%	6.39%	5.4 years

Boston Properties, Inc.

First Quarter 2005

DEBT MATURITIES AND PRINCIPAL PAYMENTS

(in thousands)

Property	2005		2006	2007		2008	2009	Thereafter	Total
Citigroup Center	$5,033		$7,145	$7,676		$8,246	$8,858	$466,148	$503,106
Times Square Tower	—		—	435,098	(1)	—	—	—	435,098
Embarcadero Center One, Two and Federal Reserve (2)	3,889		5,496	5,877		278,912	—	—	294,174
Prudential Center	3,655		5,256	5,619		259,706	—	—	274,236
280 Park Avenue	2,469		3,519	3,798		4,099	4,423	240,272	258,580
599 Lexington Avenue	225,000	(3)	—	—		—	—	—	225,000
Embarcadero Center Four	2,838		4,061	4,346		129,712	—	—	140,957
Embarcadero Center Three	1,894		2,671	132,726		—	—	—	137,291
Riverfront Plaza	2,348		3,314	3,540		95,325	—	—	104,527
Democracy Center	1,591		2,257	2,421		2,597	91,132	—	99,998
Embarcadero Center West Tower	1,247		90,416	—		—	—	—	91,663
100 East Pratt Street	1,588		2,246	2,401		78,110	—	—	84,345
601 and 651 Gateway Boulevard	—		82,835	—		—	—	—	82,835
One Freedom Square	1,432		2,005	2,122		2,245	2,375	71,266	81,445
New Dominion Technology Park, Building Two	—		—	—		—	—	63,000	63,000
140 Kendrick Street	992		1,387	1,466		1,549	1,637	53,849	60,880
202, 206 & 214 Carnegie Center	543		780	845		916	994	56,306	60,384
1330 Connecticut Avenue	1,602		2,238	2,346		2,452	2,577	47,722	58,937
New Dominion Technology Park, Building One	607		1,283	1,379		1,481	1,594	50,964	57,308
Reservoir Place	1,133		1,484	1,572		1,666	48,592	—	54,447
Capital Gallery	1,156		50,651	—		—	—	—	51,807
504, 506 & 508 Carnegie Center	849		1,221	1,314		40,914	—	—	44,298
10 & 20 Burlington Mall Rd & 91 Hartwell	564		801	861		925	994	33,593	37,738
10 Cambridge Center	499		715	777		844	916	29,677	33,428
Sumner Square	422		599	645		694	747	25,495	28,602
1301 New York Avenue	1,073		1,531	1,651		1,781	21,628	—	27,664
Eight Cambridge Center	455		649	702		757	819	22,911	26,293
510 Carnegie Center	474		683	735		23,519	—	—	25,411
University Place	569		806	864		925	992	18,422	22,578
Reston Corporate Center	489		698	745		20,524	—	—	22,456
Bedford Business Park	569		818	890		16,859	—	—	19,136
191 Spring Street	519		18,267	—		—	—	—	18,786
101 Carnegie Center	307		6,622	—		—	—	—	6,929
Montvale Center	143		6,762	—		—	—	—	6,905

	265,949		309,216	622,416		974,758	188,278	1,179,625	3,540,242

Unsecured Senior Notes	—		—	—		—	—	1,470,774	1,470,774
Unsecured Line of Credit	—		—	—		—	—	—	—

	$265,949		$309,216	$622,416		$974,758	$188,278	$2,650,399	$5,011,016

% of Total Debt	5.31%		6.17%	12.42%		19.45%	3.76%	52.90%	100.00%
Balloon Payments	$225,000		$253,738	$567,824		$930,476	$158,698	$2,561,834	$4,697,570
Scheduled Amortization	$40,949		$55,478	$54,592		$44,282	$29,580	$88,565	$313,446

(1)	Assumes exercise of one-year extension option.
(2)	The Old Federal Reserve was released from collateral on this loan in connection with the sale of the property on April 20, 2005.
(3)	Matures on July 19, 2005.

Boston Properties, Inc.

First Quarter 2005

Senior Unsecured Debt Covenant Compliance Ratios

(in thousands)

In the fourth quarter of 2002 the Company’s operating partnership, (Boston Properties Limited Partnership) received investment grade ratings on its senior unsecured debt securities and thereafter issued unsecured notes. The notes were issued under an indenture, dated as of December 13, 2002, by and between Boston Properties Limited Partnership and The Bank of New York, as trustee, as supplemented, which, among other things, requires us to comply with the following limitations on incurrence of debt: Limitation on Outstanding Debt; Limitation on Secured Debt; Ratio of Annualized Consolidated EBITDA to Annualized Interest Expense; and Maintenance of Unencumbered Assets. Compliance with these restrictive covenants requires us to apply specialized terms the meanings of which are described in detail in our filings with the SEC, and to calculate ratios in the manner prescribed by the indenture.

This section presents such ratios as of March 31, 2005 to show that the Company’s operating partnership was in compliance with the terms of the indenture, as amended, which has been filed with the SEC. This section also presents certain other indenture-related data which we believe assists investors in the Company’s unsecured debt securities. Management is not presenting these ratios and the related calculations for any other purpose or for any other period, and is not intending for these measures to otherwise provide information to investors about the Company’s financial condition or results of operations. Investors should not rely on these measures other than for purposes of testing our compliance with the indenture.

March 31, 2005
Total Assets:
Capitalized Property Value	$11,391,958
Cash and Cash Equivalents	209,307
Undeveloped Land, at Cost	194,026
Development in Process, at Cost (including Joint Venture %)	78,711

Total Assets	$11,874,002

Unencumbered Assets	$4,915,225

Secured Debt (Fixed and Variable) (1)	$3,524,554
Joint Venture Debt	199,262
Contingent Liabilities & Letters of Credit	19,195
Unsecured Debt (2)	1,475,000

Total Outstanding Debt	$5,218,011

Consolidated EBITDA:
Income before minority interests and income from unconsolidated joint ventures (per Consolidated Income Statement)	$73,152
Add: Interest Expense (per Consolidated Income Statement)	79,354
Add: Depreciation and Amortization (per Consolidated Income Statement)	67,983
Add: Losses from early extinguishments of debt (per Consolidated Income Statement)	—

EBITDA	220,489
Add: Company share of unconsolidated joint venture EBITDA	6,337

Consolidated EBITDA	$226,826

Adjusted Interest Expense:
Interest Expense (per Consolidated Income Statement)	$79,354
Add: Company share of unconsolidated joint venture interest expense	3,204
Less: Amortization of financing costs	(1,366)
Less: Interest expense funded by construction loan draws	—

Adjusted Interest Expense	$81,192

Covenant Ratios and Related Data	Test	Actual
Total Outstanding Debt/Total Assets	Less than 60%	43.9%
Secured Debt/Total Assets	Less than 50%	31.4%
Interest Coverage (Annualized Consolidated EBITDA to Annualized Interest Expense)	Greater than 1.50x	2.79
Unencumbered Assets/ Unsecured Debt	Greater than 150%	333.2%

Unencumbered Consolidated EBITDA		$90,843

Unencumbered Interest Coverage (Unencumbered Consolidated EBITDA to Unsecured Interest Expense)		4.09

% of unencumbered Consolidated EBITDA to Consolidated EBITDA		40.0%

# of unencumbered properties		67

(1)	Excludes Fair Value Adjustment of $23,300.
(2)	Excludes Debt Discount of $4,226.

Boston Properties, Inc.

First Quarter 2005

UNCONSOLIDATED JOINT VENTURES

Miscellaneous Balance Sheet Information

(unaudited and in thousands)

as of March 31, 2005

	Market Square North	Metropolitan Square	265 Franklin Street	901 New York Avenue	801 New Jersey Avenue (1)	Wisconsin Place (1)(2)	505 9th Street (1)	Value- Added Fund (3)	Combined
Total Equity (4)	$9,078	$31,941	$22,356	$3,055	$3,215	$2,072	$2,685	$5,453	$79,855

Mortgage/Construction loans payable (4)	$46,683	$68,089	$19,250	$42,500	$—	$8,490	$—	$14,250	$199,262

BXP’s nominal ownership percentage	50.00%	51.00%	35.00%	25.00%	50.00%	23.89%	50.00%	25.00%

Results of Operations
(unaudited and in thousands)
for the three months ended March 31, 2005

	Market Square North	Metropolitan Square	265 Franklin Street	901 New York Avenue	801 New Jersey Avenue (1)	Wisconsin Place (1)(2)	505 9th Street (1)	Value- Added Fund (3)	Combined
REVENUE
Total revenue	$5,222	$6,966	$3,585	$5,602	$15	$—	$—	$2,058	$23,448	(5)

EXPENSES
Operating	1,710	2,263	1,140	1,608	—	—	—	775	7,496

SUBTOTAL	3,512	4,703	2,445	3,994	15	—	—	1,283	15,952

Interest	1,810	2,752	579	2,232	—	—	—	540	7,913
Depreciation and amortization	895	1,051	976	1,229	—	—	—	661	4,812

NET INCOME	$807	$900	$890	$533	$15	$—	$—	$82	$3,227

BXP’s share of net income	$404	$459	$311	$133	$7	$—	$—	$21	$1,335
BXP’s share of depreciation & amortization	448	536	341	307	—	—	—	165	1,797

BXP’s share of Funds from Operations (FFO)	$852	$995	$652	$440	$7	$—	$—	$186	$3,132

(1)	Property is currently not in service (i.e., partially placed in service, under construction or undeveloped land).
(2)	Represents the Company’s interest in the joint venture entity that owns the land and infrastructure as well a nominal interest in the retail component of the project. The entity that will develop the office component of the project, of which the Company has a 66.67% interest, has been consolidated within the accounts of the Company.
(3)	For additional information on the Value-Added Fund, see page 18. Information presented includes costs which relate to the organization and operations of the Value-Added Fund.
(4)	Represents the Company’s share.
(5)	The net impact of the straight-line rent adjustment and fair value lease revenue (SFAS 141) increased revenue by $ 3,421 for the three months ended March 31, 2005.

Boston Properties, Inc.

First Quarter 2005

UNCONSOLIDATED JOINT VENTURE DEBT ANALYSIS (*)

Debt Maturities and Principal Payments by Property

(in thousands)

Property	2005	2006	2007	2008	2009	Thereafter	Total
Metropolitan Square (51%)*	$561	$901	$978	$1,061	$1,152	$63,436	$68,089
Market Square North (50%)*	626	1,001	1,080	1,167	1,260	41,549	46,683
901 New York Avenue (25%)*	—	—	—	554	635	41,311	42,500
265 Franklin Street (35%)*	—	—	19,250	—	—	—	19,250	(1)
Wisconsin Place (23.89%) (2) *	—	1,577	1,828	1,785	3,300	—	8,490	(2)

	$1,187	$3,479	$23,136	$4,567	$6,347	$146,296	$185,012

Weighted Average Rate (2)	7.95%	7.95%	4.25%	7.40%	5.92%	7.22%	6.84%

% of Total Debt	0.64%	1.88%	12.51%	2.47%	3.43%	79.07%	100.00%

Floating and Fixed Rate Debt Analysis

	% of Total Debt	Weighted Average Rate	Weighted Average Maturity
Floating Rate Debt	12.54%	3.96%	2.7 years
Fixed Rate Debt	87.46%	7.25%	6.8 years

Total Debt	100.00%	6.84%	6.3 years

(*)	All amounts represent the Company’s share. Amounts exclude the Value-Added Fund, see page 18 for additional information on debt pertaining to the Value-Added Fund.
(1)	The loan facility allows the venture to borrow an additional $15.0 million (of which the Company’s share is $5.3 million).
(2)	Approximately $3.3 million represents construction loan financing which matures in 2009. The remaining amount represents a seller financed non-interest bearing purchase money mortgage, the weighted-average interest rates exclude the impact of this loan.

Boston Properties, Inc.

First Quarter 2005

Boston Properties Office Value-Added Fund, L.P.

On October 25, 2004, the Company formed Boston Properties Office Value-Added Fund, L.P. (the “Value-Added Fund”), a strategic partnership with third parties, to pursue the acquisition of value-added investments in non-core office assets within the Company’s existing markets. The Company intends to leverage its regional operating platform to source and acquire properties that will generate opportunity for value creation through repositioning, capital improvements and/or leasing strategies. The Value-Added Fund has total equity commitments of $140 million. Assuming an estimated 65% leverage ratio, the Value-Added Fund is anticipated to have up to $400 million of total investments. The Company will receive asset management, property management, leasing and redevelopment fees and, if certain return thresholds are achieved, will be entitled to an additional promoted interest.

The Company’s interest in the Value-Added Fund is 25%. The investment in the Value-Added Fund is not included in the Company’s portfolio information tables or any other portfolio level statistics.

Property Information

Property Name	Number of Buildings	Square Feet	Leased %	Annual Revenue per leased SF	Mortgage Payable (1)		Total Equity (1)
Worldgate Plaza, Herndon, VA	4	322,328	75.00%	$22.86	$14,250	(2)	$5,453

Results of Operations

(unaudited and in thousands)

for the three months ended March 31, 2005

	Worldgate Plaza
REVENUE
Total revenue	$2,056	(3)

EXPENSES
Operating	625

SUBTOTAL	1,431

Interest	540
Depreciation and amortization	661

NET INCOME	$230

BXP’s share of net income	$57
BXP’s share of depreciation & amortization	165

BXP’s share of Funds from Operations (FFO)	$222

(1)	Represents the Company’s share.
(2)	The mortgage bears interest at LIBOR plus 0.89% per annum and matures December 1, 2007 with two one-year extension options held by the lender. As of March 31, 2005, the interest rate was 3.58%.
(3)	The net impact of the straight-line rent adjustment and fair value lease revenue (SFAS 141) decreased revenue by $92 or the three months ended March 31, 2005.

Boston Properties, Inc.

First Quarter 2005

PORTFOLIO OVERVIEW

Rentable Square Footage and Percentage of Net Operating Income of In-Service Properties(1) by Location and Type of Property for the Quarter Ended March 31, 2005(2)

Geographic Area	Square Feet Office (3)		% of NOI Office	Square Feet Office/ Technical	% of NOI Office/ Technical	Square Feet Industrial	% of NOI Industrial	Square Feet Total	Square Feet % of Total	% of NOI Hotel	% of NOI Total
Greater Boston	7,756,612	(4)	21.0%	545,206	0.7%	152,009	—	8,453,827	25.68%	0.8%	22.5%
Greater Washington	7,273,078	(5)	16.6%	858,583	1.3%	—	—	8,131,661	24.70%	—	17.9%
Greater San Francisco	4,682,475		13.6%	—	—	—	—	4,682,475	14.22%	—	13.6%
Midtown Manhattan	7,781,272		38.2%	—	—	—	—	7,781,272	23.64%	—	38.2%
Princeton/East Brunswick, NJ	2,319,272		4.3%	—	—	—	—	2,319,272	7.05%	—	4.3%
Baltimore, MD	639,149		1.7%	—	—	—	—	639,149	1.94%	—	1.7%
Richmond, VA	909,998		1.8%	—	—	—	—	909,998	2.76%	—	1.8%

	31,361,856		97.2%	1,403,789	2.0%	152,009	—	32,917,654	100.00%	0.8%	100.0%

% of Total	95.27%			4.26%		0.46%		100.00%

Percentage of Net Operating Income of In-Service Properties

by Location and Type of Property (2)

Geographic Area	CBD	Suburban	Total
Greater Boston	14.9%	7.6%	22.5%
Greater Washington	5.3%	12.7%	17.9%
Greater San Francisco	12.4%	1.2%	13.6%
Midtown Manhattan	38.2%	—	38.2%
Princeton/East Brunswick, NJ	—	4.3%	4.3%
Baltimore, MD	1.7%	—	1.7%
Richmond, VA	1.8%	—	1.8%

Total	74.2%	25.8%	100.0%

Hotel Properties

Hotel Properties	Number of Rooms	Square Feet
Long Wharf Marriott, Boston, MA	402	420,000
Cambridge Center Marriott, Cambridge, MA	431	330,400
Residence Inn by Marriott, Cambridge, MA	221	187,474

Total Hotel Properties	1,054	937,874

Structured Parking

	Number of Spaces	Square Feet
Total Structured Parking	31,270	9,496,175

(1)	For disclosures relating to our definition of In-Service Properties, see page 54.
(2)	For a quantitative reconciliation of consolidated net operating income (NOI) to net income in accordance with GAAP, see page 47. For disclosures relating to our use of NOI see page 54. NOI from unconsolidated joint ventures has been excluded from consolidated NOI.
(3)	Includes approximately 1,300,000 square feet of retail space.
(4)	Includes 344,187 square feet at 265 Franklin Street which is 35% owned by Boston Properties.
(5)	Includes 585,446 square feet at Metropolitan Square which is 51% owned by Boston Properties, 401,279 square feet at Market Square North which is 50% owned by Boston Properties. and 539,229 square feet at 901 New York Avenue which is 25% owned by Boston Properties.

Boston Properties, Inc.

First Quarter 2005

In-Service Property Listing

as of March 31, 2005

	Sub Market	Number of Buildings	Square Feet	Leased %	Annualized Revenue Per Leased SF	Encumbered with secured debt (Y/N)		Central Business District (CBD) or Suburban (S)
Greater Boston
Office
800 Boylston Street - The Prudential Center	CBD Boston MA	1	1,182,299	95.6%	$38.39	Y		CBD
111 Huntington Avenue - The Prudential Center	CBD Boston MA	1	853,686	100.0%	49.99	N		CBD
101 Huntington Avenue - The Prudential Center	CBD Boston MA	1	505,389	85.4%	33.78	Y		CBD
The Shops at the Prudential Center	CBD Boston MA	1	522,450	89.2%	59.54	Y	(1)	CBD
Shaws Supermarket at the Prudential Center	CBD Boston MA	1	57,235	100.0%	44.79	N		CBD
265 Franklin Street (35% ownership)	CBD Boston MA	1	344,187	76.1%	54.74	Y		CBD
One Cambridge Center	East Cambridge MA	1	215,385	84.5%	40.05	N		CBD
Three Cambridge Center	East Cambridge MA	1	107,484	100.0%	32.65	N		CBD
Eight Cambridge Center	East Cambridge MA	1	177,226	100.0%	31.63	Y		CBD
Ten Cambridge Center	East Cambridge MA	1	152,664	100.0%	34.98	Y		CBD
Eleven Cambridge Center	East Cambridge MA	1	79,616	96.7%	42.93	N		CBD
University Place	Mid-Cambridge MA	1	195,282	100.0%	35.56	Y		CBD
Reservoir Place	Route 128 Mass Turnpike MA	1	525,894	80.3%	29.41	Y		S
Reservoir Place North	Route 128 Mass Turnpike MA	1	73,258	63.7%	25.57	N		S
(2) 140 Kendrick Street	Route 128 Mass Turnpike MA	3	380,987	100.0%	29.26	Y		S
Waltham Office Center	Route 128 Mass Turnpike MA	3	129,041	84.8%	25.23	N		S
195 West Street	Route 128 Mass Turnpike MA	1	63,500	100.0%	48.71	N		S
200 West Street	Route 128 Mass Turnpike MA	1	248,048	100.0%	35.59	N		S
Waltham Weston Corporate Center	Route 128 Mass Turnpike MA	1	306,789	86.1%	31.34	N		S
10 & 20 Burlington Mall Road	Route 128 Northwest MA	2	153,048	75.4%	21.28	Y		S
Bedford Business Park	Route 128 Northwest MA	1	90,000	100.0%	20.17	Y		S
32 Hartwell Avenue	Route 128 Northwest MA	1	69,154	100.0%	29.39	N		S
91 Hartwell Avenue	Route 128 Northwest MA	1	121,424	100.0%	31.07	Y		S
92 Hayden Avenue	Route 128 Northwest MA	1	31,100	100.0%	51.56	N		S
100 Hayden Avenue	Route 128 Northwest MA	1	55,924	100.0%	20.32	N		S
33 Hayden Avenue	Route 128 Northwest MA	1	80,128	43.7%	30.23	N		S
Lexington Office Park	Route 128 Northwest MA	2	166,689	86.2%	23.85	N		S
191 Spring Street	Route 128 Northwest MA	1	162,700	100.0%	31.35	Y		S
181 Spring Street	Route 128 Northwest MA	1	53,595	59.0%	32.12	N		S
201 Spring Street	Route 128 Northwest MA	1	102,500	100.0%	35.33	N		S
40 Shattuck Road	Route 128 Northwest MA	1	120,000	95.6%	26.40	N		S
Quorum Office Park	Route 128 Northwest MA	2	259,918	100.0%	21.27	N		S
Newport Office Park	Route 128 South MA	1	170,012	89.0%	22.40	N		S

		40	7,756,612	91.7%	$37.12

Office/Technical
Fourteen Cambridge Center	East Cambridge MA	1	67,362	100.0%	22.00	N		CBD
Bedford Business Park	Route 128 Northwest MA	2	383,704	100.0%	15.88	Y		S
17 Hartwell Avenue	Route 128 Northwest MA	1	30,000	100.0%	13.00	N		S
164 Lexington Road	Route 128 Northwest MA	1	64,140	100.0%	11.44	N		S

		5	545,206	100.0%	$15.96

Industrial
40-46 Harvard Street	Route 128 Southwest MA	1	152,009	0.0%	—	N		S

Total Greater Boston:		46	8,453,827	90.6%	$35.61

Boston Properties, Inc.

First Quarter 2005

In-Service Property Listing (continued)

as of March 31, 2005

	Sub Market	Number of Buildings	Square Feet	Leased %	Annualized Revenue Per Leased SF	Encumbered with secured debt (Y/N)	Central Business District (CBD) or Suburban (S)
Greater Washington, DC
Office
(2) Capital Gallery	Southwest Washington DC	1	301,647	100.0%	$37.91	Y	CBD
500 E Street, N. W.	Southwest Washington DC	1	246,057	100.0%	34.26	N	CBD
Metropolitan Square (51% ownership)	East End Washington DC	1	585,446	99.9%	42.93	Y	CBD
1301 New York Avenue	East End Washington DC	1	188,358	100.0%	30.57	Y	CBD
Market Square North (50% ownership)	East End Washington DC	1	401,279	100.0%	48.54	Y	CBD
(2) 901 New York Avenue (25% ownership)	CBD Washington DC	1	539,229	86.1%	44.24	Y	CBD
1333 New Hampshire Avenue	CBD Washington DC	1	315,371	100.0%	41.47	N	CBD
(2) 1330 Connecticut Avenue	CBD Washington DC	1	252,136	100.0%	48.67	Y	CBD
Sumner Square	CBD Washington DC	1	207,620	100.0%	37.33	Y	CBD
Democracy Center	Montgomery County MD	3	681,248	84.8%	32.50	Y	S
Montvale Center	Montgomery County MD	1	120,507	95.3%	25.23	Y	S
2600 Tower Oaks Boulevard	Montgomery County MD	1	178,887	100.0%	35.59	N	S
Orbital Sciences 1,2&3	Loudoun County	3	337,228	100.0%	24.66	N	S
One Freedom Square	Fairfax County VA	1	410,718	100.0%	33.41	Y	S
Two Freedom Square	Fairfax County VA	1	421,676	99.4%	35.78	N	S
One Reston Overlook	Fairfax County VA	1	312,685	100.0%	25.04	N	S
Two Reston Overlook	Fairfax County VA	1	133,207	94.8%	31.87	N	S
One and Two Discovery Square	Fairfax County VA	2	367,018	100.0%	36.33	N	S
New Dominion Technology Park - Building One	Fairfax County VA	1	235,201	100.0%	31.68	Y	S
(2) New Dominion Technology Park - Building Two	Fairfax County VA	1	257,400	100.0%	37.00	Y	S
Reston Corporate Center	Fairfax County VA	2	261,046	100.0%	30.25	Y	S
12300 Sunrise Valley	Fairfax County VA	1	255,244	100.0%	33.14	N	S
12310 Sunrise Valley	Fairfax County VA	1	263,870	100.0%	31.65	N	S

		29	7,273,078	97.3%	$36.14

Office/Technical
Broad Run Business Park	Loudoun County	1	128,646	73.7%	19.95	N	S
7435 Boston Boulevard	Fairfax County VA	1	103,557	100.0%	17.91	N	S
7451 Boston Boulevard	Fairfax County VA	1	47,001	100.0%	20.37	N	S
7450 Boston Boulevard	Fairfax County VA	1	62,402	100.0%	20.59	N	S
7374 Boston Boulevard	Fairfax County VA	1	57,321	100.0%	13.99	N	S
8000 Grainger Court	Fairfax County VA	1	88,775	100.0%	16.08	N	S
7500 Boston Boulevard	Fairfax County VA	1	79,971	100.0%	14.84	N	S
7501 Boston Boulevard	Fairfax County VA	1	75,756	100.0%	23.74	N	S
7601 Boston Boulevard	Fairfax County VA	1	103,750	100.0%	14.27	N	S
7375 Boston Boulevard	Fairfax County VA	1	26,865	100.0%	19.41	N	S
8000 Corporate Court	Fairfax County VA	1	52,539	100.0%	11.11	N	S
7300 Boston Boulevard	Fairfax County VA	1	32,000	100.0%	24.00	N	S

		12	858,583	96.1%	$17.65

Total Greater Washington:		41	8,131,661	97.2%	$34.21

Boston Properties, Inc.

First Quarter 2005

In-Service Property Listing (continued)

as of March 31, 2005

	Sub Market	Number of Buildings	Square Feet	Leased %	Annualized Revenue Per Leased SF	Encumbered with secured debt (Y/N)	Central Business District (CBD) or Suburban (S)
Midtown Manhattan
Office
599 Lexington Avenue	Park Avenue NY	1	1,013,731	100.0%	$66.41	Y	CBD
280 Park Avenue	Park Avenue NY	1	1,176,391	100.0%	59.52	Y	CBD
Citigroup Center	Park Avenue NY	1	1,569,022	94.4%	63.03	Y	CBD
399 Park Avenue	Park Avenue NY	1	1,681,641	100.0%	73.32	N	CBD
(2) Times Square Tower	Times Square NY	1	1,238,708	86.0%	59.04	Y	CBD
5 Times Square	Times Square NY	1	1,101,779	100.0%	54.95	N	CBD

	Total Midtown Manhattan:	6	7,781,272	96.6%	$63.49

Princeton/East Brunswick, NJ
Office
101 Carnegie Center	Princeton NJ	1	123,659	100.0%	$28.58	Y	S
104 Carnegie Center	Princeton NJ	1	102,830	87.9%	32.11	N	S
105 Carnegie Center	Princeton NJ	1	70,029	71.5%	28.18	N	S
201 Carnegie Center	Princeton NJ	—	6,500	100.0%	26.25	N	S
202 Carnegie Center	Princeton NJ	1	128,705	87.3%	32.77	Y	S
206 Carnegie Center	Princeton NJ	1	161,763	100.0%	29.87	Y	S
210 Carnegie Center	Princeton NJ	1	161,863	90.7%	30.43	N	S
211 Carnegie Center	Princeton NJ	1	47,025	100.0%	35.40	N	S
212 Carnegie Center	Princeton NJ	1	149,354	97.6%	33.43	N	S
214 Carnegie Center	Princeton NJ	1	150,774	75.5%	30.29	Y	S
302 Carnegie Center	Princeton NJ	1	64,726	100.0%	33.08	N	S
502 Carnegie Center	Princeton NJ	1	116,374	100.0%	33.32	N	S
504 Carnegie Center	Princeton NJ	1	121,990	100.0%	30.24	Y	S
506 Carnegie Center	Princeton NJ	1	136,213	100.0%	31.50	Y	S
508 Carnegie Center	Princeton NJ	1	131,085	100.0%	28.77	Y	S
510 Carnegie Center	Princeton NJ	1	234,160	100.0%	29.24	Y	S
One Tower Center	East Brunswick NJ	1	412,222	71.1%	35.95	N	S

	Total Princeton/East Brunswick, NJ:	16	2,319,272	90.4%	$31.56

Greater San Francisco
Office
Embarcadero Center One	CBD San Francisco CA	1	825,146	87.2%	$40.42	Y	CBD
Embarcadero Center Two	CBD San Francisco CA	1	776,802	86.8%	46.74	Y	CBD
Embarcadero Center Three	CBD San Francisco CA	1	766,085	71.6%	40.34	Y	CBD
Embarcadero Center Four	CBD San Francisco CA	1	933,771	93.6%	60.78	Y	CBD
(3) Federal Reserve	CBD San Francisco CA	1	149,592	0.8%	—	Y	CBD
West Tower	CBD San Francisco CA	1	468,861	77.3%	42.81	Y	CBD
611 Gateway	South San Francisco CA	1	256,302	100.0%	31.49	N	S
601 and 651 Gateway	South San Francisco CA	2	505,916	48.3%	31.29	Y	S

Total Greater San Francisco:		9	4,682,475	78.6%	$45.39

Boston Properties, Inc.

First Quarter 2005

In-Service Property Listing (continued)

as of March 31, 2005

	Sub Market	Number of Buildings	Square Feet	Leased %	Annualized Revenue Per Leased SF	Encumbered with secured debt (Y/N)	Central Business District (CBD) or Suburban (S)
Baltimore, MD
Office
100 East Pratt Street	Baltimore MD	1	639,149	90.9%	$30.32	Y	CBD

Richmond, VA
Office
Riverfront Plaza	Richmond VA	1	909,998	91.5%	$23.89	Y	CBD

	Total In-Service Properties:	120	32,917,654	92.0%	$42.65

(1)	93,797 square feet of space is unencumbered.
(2)	Not included in same property analysis.
(3)	On April 20, 2005 the property was sold. Including the sale of this property, Greater San Francisco and the Total Portfolio percentages leased would be 81.2% and 92.4%, respectively as of March 31, 2005.

Boston Properties, Inc.

First Quarter 2005

TOP 20 TENANTS LISTING AND PORTFOLIO TENANT DIVERSIFICATION

TOP 20 TENANTS BY SQUARE FEET LEASED

	Tenant	Sq. Ft.		% of Portfolio
1	U.S. Government	1,676,747		5.09%
2	Citibank, N.A.	1,218,337		3.70%
3	Ernst and Young	1,064,939		3.24%
4	Shearman & Sterling	585,808		1.78%
5	Lockheed Martin Corporation	568,265		1.73%
6	Gillette Company	484,051		1.47%
7	Parametric Technology Corp.	470,987		1.43%
8	Lehman Brothers	436,723		1.33%
9	Wachovia	395,651		1.20%
10	Washington Group International	365,245		1.11%
11	Finnegan Henderson Farabow	349,146	(1)	1.06%
12	Deutsche Bank Trust	344,886	(2)	1.05%
13	Kirkland & Ellis	340,811		1.04%
14	Orbital Sciences Corporation	337,228		1.02%
15	T. Rowe Price Associates, Inc.	332,017		1.01%
16	Northrop Grumman	326,385		0.99%
17	O’ Melveny & Myers	318,620		0.97%
18	Ann Taylor	318,567		0.97%
19	Akin Gump Strauss Hauer & Feld	298,870		0.91%
20	Hunton & Williams	297,934		0.91%

	Total % of Portfolio Square Feet			31.99%
	Total % of Portfolio Revenue			34.95%

Major Future Signed Deals

Tenant	Property	Sq. Ft.
DLA Piper Rudnick Gray Cary US LLP	505 9th Street	231,748	(3)
Massachusetts Institute of Technology	Seven Cambridge Center	231,028	(3)
Genentech	651 Gateway	196,213	(4)
Lockheed Martin Corporation	12290 Sunrise Valley	182,000	(3)

(1)	Represents space in a property in which Boston Properties has a 25% interest.
(2)	Includes 162,165 square feet of space in a property in which Boston Properties has a 51% interest.
(3)	Property is currently in development.
(4)	In addition, Genentech currently occupies 260,515 square feet included in the in-service portfolio.

TENANT DIVERSIFICATION (GROSS RENT) *

*	The classification of the Company’s tenants is based on the U.S. Government’s North American Industry Classification System (NAICS), which has replaced the Standard Industrial Classification (SIC) system.

Boston Properties, Inc.

First Quarter 2005

IN-SERVICE OFFICE PROPERTIES

Lease Expirations

Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Current Annualized Revenues Under Expiring Leases p.s.f.	Annualized Revenues Under Expiring Leases with future step-ups	Annualized Revenues Under Expiring Leases with future step-ups - p.s.f.	Percentage of Total Square Feet
2005	1,150,086	$43,657,323	$37.96	$44,890,777	$39.03	3.83%
2006	1,761,629	74,017,746	42.02	74,445,216	42.26	5.86%
2007	2,034,023	80,016,871	39.34	80,820,163	39.73	6.77%
2008	1,580,561	66,854,273	42.30	68,953,091	43.63	5.26%
2009	2,756,520	105,927,767	38.43	113,604,863	41.21	9.17%
2010	1,744,252	79,269,318	45.45	85,430,860	48.98	5.80%
2011	2,515,255	110,251,731	43.83	121,631,172	48.36	8.37%
2012	2,508,471	118,020,634	47.05	126,874,486	50.58	8.35%
2013	817,975	27,065,891	33.09	29,937,838	36.60	2.72%
2014	1,850,585	67,089,456	36.25	74,549,967	40.28	6.16%
Thereafter	9,411,604	442,705,526	47.04	529,113,505	56.22	31.31%

Occupancy By Location*

	CBD		Suburban		Total
Location	31-Mar-05	31-Mar-04	31-Mar-05	31-Mar-04	31-Mar-05	31-Mar-04
Greater Boston	93.2%	93.8%	89.8%	85.6%	91.7%	90.2%
Greater Washington	97.5%	99.4%	97.2%	96.1%	97.3%	97.3%
Midtown Manhattan	96.6%	98.9%	—	—	96.6%	98.9%
Baltimore, MD	90.9%	96.0%	—	—	90.9%	96.0%
Princeton/East Brunswick, NJ	—	—	90.4%	92.5%	90.4%	92.5%
Richmond, VA	91.5%	91.7%	—	—	91.5%	91.7%
Greater San Francisco	81.1%	90.1%	65.7%	35.5%	78.6%	81.2%

Total Portfolio	92.7%	95.5%	91.1%	87.6%	92.2%	92.6%

*	Includes approximately 1,300,000 square feet of retail space.

Boston Properties, Inc.

First Quarter 2005

IN-SERVICE OFFICE/TECHNICAL PROPERTIES

Lease Expirations

Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Current Annualized Revenues Under Expiring Leases p.s.f.	Annualized Revenues Under Expiring Leases with future step-ups	Annualized Revenues Under Expiring Leases with future step-ups - p.s.f.	Percentage of Total Square Feet
2005	61,274	$1,009,139	$16.47	$1,009,139	$16.47	4.36%
2006	287,104	4,098,171	14.27	4,112,405	14.32	20.45%
2007	321,900	5,810,150	18.05	6,023,550	18.71	22.93%
2008	39,380	816,552	20.74	845,654	21.47	2.81%
2009	28,702	713,571	24.86	739,557	25.77	2.04%
2010	132,510	1,770,309	13.36	2,124,656	16.03	9.44%
2011	137,321	2,466,429	17.96	2,566,429	18.69	9.78%
2012	72,362	1,633,520	22.57	1,815,085	25.08	5.15%
2013	—	—	—	—	—	—
2014	274,821	4,849,906	17.65	5,638,541	20.52	19.58%
Thereafter	—	—	—	—	—	—

Occupancy By Location

	CBD		Suburban		Total
Location	31-Mar-05	31-Mar-04	31-Mar-05	31-Mar-04	31-Mar-05	31-Mar-04
Greater Boston	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%
Greater Washington	n/a	n/a	96.1%	91.7%	96.1%	91.7%
Midtown Manhattan	n/a	n/a	n/a	n/a	n/a	n/a
Baltimore, MD	n/a	n/a	n/a	n/a	n/a	n/a
Princeton/East Brunswick, NJ n/a	n/a	n/a	n/a	n/a	n/a
Richmond, VA	n/a	n/a	n/a	n/a	n/a	n/a
Greater San Francisco	n/a	n/a	n/a	n/a	n/a	n/a

Total Portfolio	100.0%	100.0%	97.5%	94.6%	97.6%	94.8%

Boston Properties, Inc.

First Quarter 2005

IN-SERVICE INDUSTRIAL PROPERTIES

Lease Expirations

Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Current Annualized Revenues Under Expiring Leases p.s.f.	Annualized Revenues Under Expiring Leases with future step-ups	Annualized Revenues Under Expiring Leases with future step-ups - p.s.f.	Percentage of Total Square Feet
2005	—	$—	$—	$—	$—	—
2006	—	—	—	—	—	—
2007	—	—	—	—	—	—
2008	—	—	—	—	—	—
2009	—	—	—	—	—	—
2010	—	—	—	—	—	—
2011	—	—	—	—	—	—
2012	—	—	—	—	—	—
2013	—	—	—	—	—	—
2014	—	—	—	—	—	—
Thereafter	—	—	—	—	—	—

Occupancy By Location

	CBD		Suburban		Total
Location	31-Mar-05	31-Mar-04	31-Mar-05	31-Mar-04	31-Mar-05	31-Mar-04
Greater Boston	n/a	n/a	—	—	—	—
Greater Washington	n/a	n/a	n/a	n/a	n/a	n/a
Midtown Manhattan	n/a	n/a	n/a	n/a	n/a	n/a
Baltimore, MD	n/a	n/a	n/a	n/a	n/a	n/a
Princeton/East Brunswick, NJ n/a	n/a	n/a	n/a	n/a	n/a
Richmond, VA	n/a	n/a	n/a	n/a	n/a	n/a
Greater San Francisco	n/a	n/a	n/a	100.0%	n/a	100.0%
Bucks County, PA	n/a	n/a	n/a	100.0%	n/a	100.0%

Total Portfolio	n/a	n/a	—	56.9%	—	56.9%

Boston Properties, Inc.

First Quarter 2005

IN-SERVICE RETAIL PROPERTIES

Lease Expirations

Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Current Annualized Revenues Under Expiring Leases p.s.f.		Annualized Revenues Under Expiring Leases with future step-ups	Annualized Revenues Under Expiring Leases with future step-ups - p.s.f.		Percentage of Total Square Feet
2005	40,680	$3,099,335	$76.19	(1)	$3,454,631	$84.92	(1)	3.13%
2006	67,123	3,999,923	59.59	(1)	4,024,751	59.96	(1)	5.16%
2007	39,570	2,192,553	55.41		2,239,048	56.58		3.04%
2008	72,032	3,672,511	50.98		3,777,256	52.44		5.54%
2009	66,928	3,310,323	49.46		3,421,958	51.13		5.15%
2010	99,681	3,730,805	37.43		4,057,980	40.71		7.67%
2011	43,217	2,920,143	67.57		3,272,778	75.73		3.32%
2012	101,697	4,966,851	48.84		5,512,791	54.21		7.82%
2013	67,918	5,761,516	84.83		6,280,956	92.48		5.22%
2014	59,091	3,894,377	65.90		4,556,636	77.11		4.54%
Thereafter	642,472	33,963,423	52.86		41,382,797	64.41		49.41%

(1)	Excluding kiosks with zero square feet at the Prudential Center, current and future expiring rents would be $43.32 and $44.20 in 2005 and $54.76 and $54.91 in 2006.

Boston Properties, Inc.

First Quarter 2005

GRAND TOTAL OF ALL

IN-SERVICE PROPERTIES

Lease Expirations

Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Current Annualized Revenues Under Expiring Leases p.s.f.	Annualized Revenues Under Expiring Leases with future step-ups	Annualized Revenues Under Expiring Leases with future step-ups - p.s.f.	Percentage of Total Square Feet
2005	1,252,040	$47,765,796	$38.15	$49,354,546	$39.42	3.8%
2006	2,115,856	82,115,840	38.81	82,582,372	39.03	6.4%
2007	2,395,493	88,019,574	36.74	89,082,761	37.19	7.3%
2008	1,691,973	71,343,336	42.17	73,576,002	43.49	5.1%
2009	2,852,150	109,951,662	38.55	117,766,378	41.29	8.7%
2010	1,976,443	84,770,432	42.89	91,613,497	46.35	6.0%
2011	2,695,793	115,638,303	42.90	127,470,379	47.28	8.2%
2012	2,682,530	124,621,006	46.46	134,202,362	50.03	8.1%
2013	885,893	32,827,407	37.06	36,218,794	40.88	2.7%
2014	2,184,497	75,833,738	34.71	84,745,143	38.79	6.6%
Thereafter	10,054,076	476,668,949	47.41	570,496,302	56.74	30.5%

Occupancy By Location

	CBD		Suburban		Total
Location	31-Mar-05	31-Mar-04	31-Mar-05	31-Mar-04	31-Mar-05	31-Mar-04
Greater Boston	93.3%	93.8%	87.6%	84.1%	90.6%	89.2%
Greater Washington	97.5%	99.4%	97.0%	95.3%	97.2%	96.6%
Midtown Manhattan	96.6%	98.9%	—	—	96.6%	98.9%
Baltimore, MD	90.9%	96.0%	—	—	90.9%	96.0%
Princeton/East Brunswick, NJ	—	—	90.4%	92.5%	90.4%	92.5%
Richmond, VA	91.5%	91.7%	—	—	91.5%	91.7%
Greater San Francisco	81.1%	90.1%	65.7%	38.7%	78.6%	81.3%
Bucks County, PA	—	—	—	100.0%	—	100.0%

Total Portfolio	92.7%	95.5%	90.7%	87.5%	92.0%	92.3%

Boston Properties, Inc.

First Quarter 2005

IN-SERVICE GREATER BOSTON PROPERTIES

Lease Expirations - Greater Boston

	OFFICE					OFFICE/TECHNICAL
Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot
2005	614,036	$24,545,202	$39.97	$24,621,879	$40.10	—	$—	$—	$—	$—
2006	635,714	20,200,960	31.78	20,224,485	31.81	253,704	3,532,734	13.92	3,532,734	13.92
2007	515,548	19,421,585	37.67	19,596,035	38.01	144,140	2,018,869	14.01	2,218,009	15.39
2008	549,774	17,160,841	31.21	17,140,513	31.18	—	—	—	—	—
2009	1,207,887	41,477,506	34.34	45,444,840	37.62	—	—	—	—	—
2010	306,319	9,366,477	30.58	9,868,484	32.22	—	—	—	—	—
2011	905,140	34,000,661	37.56	37,931,841	41.91	80,000	1,664,635	20.81	1,764,636	22.06
2012	631,268	23,376,361	37.03	25,041,507	39.67	72,362	1,633,520	22.57	1,815,085	25.08
2013	255,475	11,398,138	44.62	12,396,279	48.52	—	—	—	—	—
2014	404,553	13,915,750	34.40	15,524,373	38.37	—	—	—	—	—
Thereafter	456,030	17,177,852	37.67	21,022,208	46.10	—	—	—	—	—

	INDUSTRIAL					RETAIL
Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases		Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot
2005	—	$—	$—	$—	$—	20,738	$2,099,684	(1)	$101.25	$2,454,980	$118.38	(1)
2006	—	—	—	—	—	18,788	1,719,458	(1)	91.52	1,734,158	92.30	(1)
2007	—	—	—	—	—	4,001	435,896		108.95	436,192	109.02
2008	—	—	—	—	—	5,467	546,859		100.03	546,859	100.03
2009	—	—	—	—	—	12,689	1,229,594		96.90	1,248,802	98.42
2010	—	—	—	—	—	41,531	1,102,911		26.56	1,105,101	26.61
2011	—	—	—	—	—	13,527	875,337		64.71	909,227	67.22
2012	—	—	—	—	—	52,949	2,016,315		38.08	2,083,189	39.34
2013	—	—	—	—	—	23,705	2,854,452		120.42	3,002,041	126.64
2014	—	—	—	—	—	19,902	1,968,883		98.93	2,205,743	110.83
Thereafter	—	—	—	—	—	432,356	18,970,893		43.88	21,534,296	49.81

(1)	Excluding kiosks with zero square feet at the Prudential Center, current and future expiring rents would be $36.76 and $38.50 in 2005 and $74.56 and $74.56 in 2006.

Boston Properties, Inc.

First Quarter 2005

IN-SERVICE GREATER BOSTON PROPERTIES

Quarterly Lease Expirations - Greater Boston

	OFFICE					OFFICE/TECHNICAL
Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases		Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot
Q1 2005	—	$—	$—	$—	$—	—	$—		$—	$—	$—
Q2 2005	191,253	5,746,057	30.04	5,822,735	30.45	—	—		—	—	—
Q3 2005	143,070	7,641,477	53.41	7,641,477	53.41	—	—		—	—	—
Q4 2005	279,713	11,157,667	39.89	11,157,667	39.89	—	—		—	—	—

Total 2005	614,036	$24,545,202	$39.97	$24,621,879	$40.10	—	—		—	—	—

Q1 2006	27,051	$940,989	$34.79	$940,989	$34.79	—	$—		$—	$—	$—
Q2 2006	93,161	3,942,329	42.32	3,942,329	42.32	—	—		—	—	—
Q3 2006	366,192	11,336,684	30.96	11,336,684	30.96	253,704	3,532,734		13.92	3,532,734	13.92
Q4 2006	149,310	3,980,958	26.66	4,004,483	26.82	—	—		—	—	—

Total 2006	635,714	$20,200,960	$31.78	$20,224,485	$31.81	253,704	3,532,734		13.92	3,532,734	13.92

	INDUSTRIAL					RETAIL
Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases		Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot
Q1 2005	—	$—	$—	$—	$—	—	$—		$—	$—	$—
Q2 2005	—	—	—	—	—	1,486	653,423		439.72	768,023	516.84
Q3 2005	—	—	—	—	—	5	277,008		55,401.60	301,008	60,201.60
Q4 2005	—	—	—	—	—	19,247	1,169,253		60.75	1,385,949	72.01

Total 2005	—	—	$—	$—	$—	20,738	$2,099,684	(1)	$101.25	$2,454,980	$118.38	(1)

Q1 2006	—	$—	$—	—	$—	13,110	$1,141,450		$87.07	$1,150,150	$87.73
Q2 2006	—	—	—	—	—	5,488	337,004		61.41	343,004	62.50
Q3 2006	—	—	—	—	—	—	—		—	—	—
Q4 2006	—	—	—	—	—	190	241,004		1,268.44	241,004	1,268.44

Total 2006	—	$—	$—	$—	$—	18,788	$1,719,458	(1)	$91.52	$1,734,158	$92.30	(1)

(1) Excluding kiosks with zero square feet at the Prudential Center, current and future expiring rents would be $36.76 and $38.50 in 2005 and $74.56 and $74.56 in 2006.

Boston Properties, Inc.

First Quarter 2005

IN-SERVICE GREATER WASHINGTON PROPERTIES

Lease Expirations - Greater Washington

Year of Lease Expiration	OFFICE					OFFICE/TECHNICAL
	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot
2005	198,192	$6,987,738	$35.26	$6,948,966	$35.06	61,274	$1,009,139	$16.47	$1,009,139	$16.47
2006	251,026	7,846,945	31.26	8,037,501	32.02	33,400	565,437	16.93	579,671	17.36
2007	362,916	12,470,533	34.36	12,715,645	35.04	177,760	3,791,281	21.33	3,805,541	21.41
2008	217,842	7,338,014	33.69	7,887,330	36.21	39,380	816,552	20.74	845,654	21.47
2009	848,303	33,210,250	39.15	35,220,527	41.52	28,702	713,571	24.86	739,557	25.77
2010	635,817	26,713,747	42.01	29,951,666	47.11	132,510	1,770,309	13.36	2,124,656	16.03
2011	722,047	24,296,289	33.65	27,847,095	38.57	57,321	801,794	13.99	801,794	13.99
2012	694,077	25,242,196	36.37	29,677,133	42.76	—	—	—	—	—
2013	59,801	1,666,934	27.87	2,001,579	33.47	—	—	—	—	—
2014	480,782	17,102,965	35.57	19,285,627	40.11	274,821	4,849,906	17.65	5,638,541	20.52
Thereafter	2,424,267	88,164,227	36.37	102,767,287	42.39	—	—	—	—	—

	INDUSTRIAL					RETAIL
Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot
2005	—	$—	$—	$—	$—	1,084	$54,759	$50.52	$54,759	$50.52
2006	—	—	—	—	—	11,796	407,001	34.50	410,272	34.78
2007	—	—	—	—	—	12,610	379,878	30.13	392,096	31.09
2008	—	—	—	—	—	18,152	765,774	42.19	796,861	43.90
2009	—	—	—	—	—	23,554	727,203	30.87	789,146	33.50
2010	—	—	—	—	—	18,994	694,345	36.56	787,693	41.47
2011	—	—	—	—	—	11,221	478,849	42.67	534,623	47.64
2012	—	—	—	—	—	7,519	165,547	22.02	192,976	25.67
2013	—	—	—	—	—	13,377	595,710	44.53	727,884	54.41
2014	—	—	—	—	—	20,753	453,489	21.85	564,204	27.19
Thereafter	—	—	—	—	—	42,044	1,393,196	33.14	2,008,151	47.76

Boston Properties, Inc.

First Quarter 2005

IN-SERVICE GREATER WASHINGTON PROPERTIES

Quarterly Lease Expirations - Greater Washington

	OFFICE					OFFICE/TECHNICAL
Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot
Q1 2005	—	$—	$—	$—	$—	—	$—	$—	$—	$—
Q2 2005	59,085	1,782,507	30.17	1,696,107	28.71	—	—	—	—	—
Q3 2005	56,337	2,251,109	39.96	2,251,109	39.96	16,806	252,583	15.03	252,583	15.03
Q4 2005	82,770	2,954,123	35.69	3,001,751	36.27	44,468	756,556	17.01	756,556	17.01

Total 2005	198,192	$6,987,738	$35.26	$6,948,966	$35.06	61,274	$1,009,139	$16.47	$1,009,139	$16.47

Q1 2006	76,387	$2,455,502	$32.15	$2,521,578	$33.01	—	$—	$—	$—	$—
Q2 2006	34,213	1,271,723	37.17	1,299,293	37.98	—	—	—	—	—
Q3 2006	123,619	3,706,102	29.98	3,788,485	30.65	33,400	565,437	16.93	579,671	17.36
Q4 2006	16,807	413,618	24.61	428,145	25.47	—	—	—	—	—

Total 2006	251,026	$7,846,945	$31.26	$8,037,501	$32.02	33,400	$565,437	$16.93	$579,671	$17.36

	INDUSTRIAL					RETAIL
Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot
Q1 2005	—	$—	$—	$—	$—	—	$—	$—	$—	$—
Q2 2005	—	—	—	—	—	—	—	—	—	—
Q3 2005	—	—	—	—	—	1,084	54,759	50.52	54,759	50.52
Q4 2005	—	—	—	—	—	—	—	—	—	—

Total 2005	—	$—	$—	—	$—	1,084	54,759	$50.52	54,759	$50.52

Q1 2006	—	$—	$—	$—	$—	4,241	$106,025	$25.00	$106,025	$25.00
Q2 2006	—	—	—	—	—	4,238	178,945	42.22	182,093	42.97
Q3 2006	—	—	—	—	—	3,309	121,991	36.87	122,114	36.90
Q4 2006	—	—	—	—	—	8	40	5.00	40	5.00

Total 2006	—	$—	$—	$—	$—	11,796	$407,001	$34.50	410,272	$34.78

Boston Properties, Inc.

First Quarter 2005

IN-SERVICE GREATER SAN FRANCISCO PROPERTIES

Lease Expirations - Greater San Francisco

	OFFICE					OFFICE/TECHNICAL
Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot
2005	121,689	$4,679,574	$38.46	$4,848,378	$39.84	—	$—	$—	$—	$—
2006	576,522	29,250,776	50.74	29,415,966	51.02	—	—	—	—	—
2007	387,254	18,908,034	48.83	18,862,658	48.71	—	—	—	—	—
2008	281,714	10,588,182	37.58	11,114,742	39.45	—	—	—	—	—
2009	177,066	8,684,811	49.05	8,839,757	49.92	—	—	—	—	—
2010	230,962	12,666,333	54.84	13,730,289	59.45	—	—	—	—	—
2011	213,679	18,621,375	87.15	18,901,772	88.46	—	—	—	—	—
2012	141,395	5,967,691	42.21	6,475,443	45.80	—	—	—	—	—
2013	113,211	4,034,632	35.64	4,526,529	39.98	—	—	—	—	—
2014	487,402	16,264,851	33.37	18,164,784	37.27	—	—	—	—	—
Thereafter	1,119,987	41,461,962	37.02	48,813,858	43.58	—	—	—	—	—

	INDUSTRIAL					RETAIL
Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot
2005	—	$—	$—	$—	$—	18,447	$889,201	$48.20	$889,201	$48.20
2006	—	—	—	—	—	20,964	1,150,407	54.88	1,153,861	55.04
2007	—	—	—	—	—	16,259	1,104,757	67.95	1,138,738	70.04
2008	—	—	—	—	—	39,524	1,994,914	50.47	2,038,484	51.58
2009	—	—	—	—	—	30,685	1,353,527	44.11	1,384,011	45.10
2010	—	—	—	—	—	34,126	1,555,927	45.59	1,737,564	50.92
2011	—	—	—	—	—	3,474	147,655	42.50	222,376	64.01
2012	—	—	—	—	—	35,590	2,098,592	58.97	2,406,665	67.62
2013	—	—	—	—	—	8,408	579,797	68.96	627,660	74.65
2014	—	—	—	—	—	10,338	630,185	60.96	713,912	69.06
Thereafter	—	—	—	—	—	22,458	1,318,284	58.70	1,513,863	67.41

Boston Properties, Inc.

First Quarter 2005

IN-SERVICE GREATER SAN FRANCISCO PROPERTIES

Quarterly Lease Expirations - Greater San Francisco

	OFFICE					OFFICE/TECHNICAL
Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot
Q1 2005	—	$—	$—	$—	$—	—	$—	$—	$—	$—
Q2 2005	21,453	733,190	34.18	733,190	34.18	—	—	—	—	—
Q3 2005	54,828	2,454,270	44.76	2,623,074	47.84	—	—	—	—	—
Q4 2005	45,408	1,492,114	32.86	1,492,114	32.86	—	—	—	—	—

Total 2005	121,689	$4,679,574	$38.46	$4,848,378	$39.84	—	—	—	—	—

Q1 2006	159,720	$6,309,107	$39.50	$6,394,369	$40.03	—	$—	$—	$—	$—
Q2 2006	101,076	7,706,155	76.24	7,743,171	76.61	—	—	—	—	—
Q3 2006	107,608	5,080,938	47.22	5,114,850	47.53	—	—	—	—	—
Q4 2006	208,118	10,154,576	48.79	10,163,576	48.84	—	—	—	—	—

Total 2006	576,522	$29,250,776	$50.74	$29,415,966	$51.02	—	—	—	—	—

	INDUSTRIAL					RETAIL
Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot
Q1 2005	—	$—	$—	$—	$—	—	$—	$—	$—	$—
Q2 2005	—	—	—	—	—	3,260	193,576	59.38	193,576	59.38
Q3 2005	—	—	—	—	—	11,794	550,666	46.69	550,666	46.69
Q4 2005	—	—	—	—	—	3,393	144,959	42.72	144,959	42.72

Total 2005	—	$—	$—	$—	$—	18,447	$889,201	$48.20	$889,201	$48.20

Q1 2006	—	$—	$—	$—	$—	4,596	$460,648	$100.23	$460,648	100.23
Q2 2006	—	—	—	—	—	987	59,847	60.63	59,847	60.63
Q3 2006	—	—	—	—	—	809	94,460	116.76	97,914	121.03
Q4 2006	—	—	—	—	—	14,572	535,452	36.75	535,452	36.75

Total 2006	—	—	—	—	—	20,964	$1,150,407	$54.88	$1,153,861	$55.04

Boston Properties, Inc.

First Quarter 2005

IN-SERVICE MIDTOWN MANHATTAN PROPERTIES

Lease Expirations - Midtown Manhattan

	OFFICE					OFFICE/TECHNICAL
Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot
2005	10,533	$810,028	$76.90	$810,028	$76.90	—	$—	$—	$—	$—
2006	197,440	13,429,629	68.02	13,429,629	68.02	—	—	—	—	—
2007	151,089	9,741,566	64.48	9,754,780	64.56	—	—	—	—	—
2008	481,196	30,385,442	63.15	30,968,761	64.36	—	—	—	—	—
2009	176,935	11,908,248	67.30	12,734,163	71.97	—	—	—	—	—
2010	324,722	22,691,255	69.88	23,468,338	72.27	—	—	—	—	—
2011	404,472	24,649,869	60.94	27,718,624	68.53	—	—	—	—	—
2012	982,156	61,544,864	62.66	63,440,127	64.59	—	—	—	—	—
2013	—	—	—	—	—	—	—	—	—	—
2014	193,274	11,358,463	58.77	12,244,940	63.36	—	—	—	—	—
Thereafter	4,426,469	269,446,621	60.87	325,197,818	73.47	—	—	—	—	—

	INDUSTRIAL					RETAIL
Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot
2005	—	$—	$—	$—	$—	411	$55,691	$135.50	$55,691	$135.50
2006	—	—	—	—	—	15,575	723,058	46.42	726,461	46.64
2007	—	—	—	—	—	—	—	—	—	—
2008	—	—	—	—	—	3,232	168,270	52.06	172,047	53.23
2009	—	—	—	—	—	—	—	—	—	—
2010	—	—	—	—	—	5,030	377,623	75.07	427,623	85.01
2011	—	—	—	—	—	14,995	1,418,302	94.58	1,606,552	107.14
2012	—	—	—	—	—	5,639	686,398	121.72	829,961	147.18
2013	—	—	—	—	—	15,896	1,476,236	92.87	1,650,943	103.86
2014	—	—	—	—	—	8,098	841,819	103.95	1,072,777	132.47
Thereafter	—	—	—	—	—	128,840	11,989,495	93.06	15,939,819	123.72

Boston Properties, Inc.

First Quarter 2005

IN-SERVICE MIDTOWN MANHATTAN PROPERTIES

Quarterly Lease Expirations - Midtown Manhattan

	OFFICE					OFFICE/TECHNICAL
Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot
Q1 2005	—	$—	$—	$—	$—	—	$—	$—	$—	$—
Q2 2005	10,533	810,028	76.90	810,028	76.90	—	—	—	—	—
Q3 2005	—	—	—	—	—	—	—	—	—	—
Q4 2005	—	—	—	—	—	—	—	—	—	—

Total 2005	10,533	$810,028	$76.90	$810,028	$76.90	—	—	—	—	—

Q1 2006	30,010	$2,167,130	$72.21	$2,167,130	$72.21	—	$—	$—	$—	$—
Q2 2006	—	—	—	—	—	—	—	—	—	—
Q3 2006	30,100	1,994,235	66.25	1,994,235	66.25	—	—	—	—	—
Q4 2006	137,330	9,268,265	67.49	9,268,265	67.49	—	—	—	—	—

Total 2006	197,440	$13,429,629	$68.02	$13,429,629	$68.02	—	—	—	—	—

	INDUSTRIAL					RETAIL
Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot
Q1 2005	—	$—	$—	$—	$—	—	$—	$—	$—	$—
Q2 2005	—	—	—	—	—	—	—	—	—	—
Q3 2005	—	—	—	—	—	—	—	—	—	—
Q4 2005	—	—	—	—	—	411	55,691	135.50	55,691	135.50

Total 2005	—	$—	$—	$—	$—	411	$55,691	$135.50	$55,691	$135.50

Q1 2006	—	$—	$—	—	$—	—	$—	$—	$—	—
Q2 2006	—	—	—	—	—	350	25,852	73.86	25,852	$73.86
Q3 2006	—	—	—	—	—	—	—	—	—	—
Q4 2006	—	—	—	—	—	15,225	697,206	45.79	700,608	46.02

Total 2006	—	$—	$—	$—	$—	15,575	$723,058	$46.42	$726,461	$46.64

Boston Properties, Inc.

First Quarter 2005

IN-SERVICE PRINCETON/EAST BRUNSWICK PROPERTIES

Lease Expirations - Princeton/East Brunswick

	OFFICE					OFFICE/TECHNICAL
Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot
2005	145,293	$5,147,281	$35.43	$6,162,237	$42.41	—	$—	$—	$—	$—
2006	61,889	2,207,931	35.68	2,232,752	36.08	—	—	—	—	—
2007	523,015	16,262,569	31.09	16,736,512	32.00	—	—	—	—	—
2008	33,802	990,865	29.31	1,390,859	41.15	—	—	—	—	—
2009	267,460	8,611,049	32.20	9,284,601	34.71	—	—	—	—	—
2010	183,713	6,166,721	33.57	6,488,901	35.32	—	—	—	—	—
2011	269,917	8,683,537	32.17	9,231,840	34.20	—	—	—	—	—
2012	5,500	183,254	33.32	192,879	35.07	—	—	—	—	—
2013	103,080	3,250,174	31.53	3,584,283	34.77	—	—	—	—	—
2014	284,574	8,447,427	29.68	9,330,243	32.79	—	—	—	—	—
Thereafter	223,503	6,779,089	30.33	7,300,447	32.66	—	—	—	—	—

	INDUSTRIAL					RETAIL
Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot
2005	—	$—	$—	$—	$—	—	$—	$—	$—	$—
2006	—	—	—	—	—	—	—	—	—	—
2007	—	—	—	—	—	—	—	—	—	—
2008	—	—	—	—	—	—	—	—	—	—
2009	—	—	—	—	—	—	—	—	—	—
2010	—	—	—	—	—	—	—	—	—	—
2011	—	—	—	—	—	—	—	—	—	—
2012	—	—	—	—	—	—	—	—	—	—
2013	—	—	—	—	—	—	—	—	—	—
2014	—	—	—	—	—	—	—	—	—	—
Thereafter	—	—	—	—	—	—	—	—	—	—

Boston Properties, Inc.

First Quarter 2005

IN-SERVICE PRINCETON/EAST BRUNSWICK PROPERTIES

Quarterly Lease Expirations - Princeton/East Brunswick

	OFFICE					OFFICE/TECHNICAL
Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot
Q1 2005	—	$—	$—	$—	$—	—	$—	$—	$—	$—
Q2 2005	76,700	2,752,169	35.88	3,767,126	49.12	—	—	—	—	—
Q3 2005	30,733	1,080,658	35.16	1,080,658	35.16	—	—	—	—	—
Q4 2005	37,860	1,314,453	34.72	1,314,453	34.72	—	—	—	—	—

Total 2005	145,293	$5,147,281	$35.43	$6,162,237	$42.41	—	—	—	—	—

Q1 2006	8,277	$289,961	$35.03	$296,092	$35.77	—	$—	$—	$—	$—
Q2 2006	28,238	1,035,567	36.67	1,037,998	36.76	—	—	—	—	—
Q3 2006	4,251	165,750	38.99	165,750	38.99	—	—	—	—	—
Q4 2006	21,123	716,654	33.93	732,912	34.70	—	—	—	—	—

Total 2006	61,889	$2,207,931	$35.68	$2,232,752	$36.08	—	—	—	—	—

	INDUSTRIAL					RETAIL
Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot
Q1 2005	—	$—	$—	$—	$—	—	$—	$—	$—	$—
Q2 2005	—	—	—	—	—	—	—	—	—	—
Q3 2005	—	—	—	—	—	—	—	—	—	—
Q4 2005	—	—	—	—	—	—	—	—	—	—

Total 2005	—	$—	$—	$—	$—	—	$—	$—	$—	$—

Q1 2006	—	$—	$—	$—	$—	—	$—	$—	$—	$—
Q2 2006	—	—	—	—	—	—	—	—	—	—
Q3 2006	—	—	—	—	—	—	—	—	—	—
Q4 2006	—	—	—	—	—	—	—	—	—	—

Total 2006	—	$—	$—	$—	$—	—	$—	$—	$—	$—

Boston Properties, Inc.

First Quarter 2005

IN-SERVICE OTHER PROPERTIES

Lease Expirations

Other Properties (Richmond, VA and Baltimore, MD)

	OFFICE					OFFICE/TECHNICAL
Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot
2005	60,343	$1,487,501	$24.65	$1,499,289	$24.85	—	$—	$—	$—	$—
2006	39,038	1,081,504	27.70	1,104,882	28.30	—	—	—	—	—
2007	94,201	3,212,584	34.10	3,154,532	33.49	—	—	—	—	—
2008	16,233	390,929	24.08	450,886	27.78	—	—	—	—	—
2009	78,869	2,035,903	25.81	2,080,975	26.39	—	—	—	—	—
2010	62,719	1,664,784	26.54	1,923,182	30.66	—	—	—	—	—
2011	—	—	—	—	—	—	—	—	—	—
2012	54,075	1,706,268	31.55	2,047,398	37.86	—	—	—	—	—
2013	286,408	6,716,013	23.45	7,429,169	25.94	—	—	—	—	—
2014	—	—	—	—	—	—	—	—	—	—
Thereafter	761,348	19,675,776	25.84	24,011,888	31.54	—	—	—	—	—

	INDUSTRIAL					RETAIL
Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot
2005	—	$—	$—	$—	$—	—	$—	$—	$—	$—
2006	—	—	—	—	—	—	—	—	—	—
2007	—	—	—	—	—	6,700	272,022	40.60	272,022	40.60
2008	—	—	—	—	—	5,657	196,694	34.77	223,005	39.42
2009	—	—	—	—	—	—	—	—	—	—
2010	—	—	—	—	—	—	—	—	—	—
2011	—	—	—	—	—	—	—	—	—	—
2012	—	—	—	—	—	—	—	—	—	—
2013	—	—	—	—	—	6,532	255,321	39.09	272,428	41.71
2014	—	—	—	—	—	—	—	—	—	—
Thereafter	—	—	—	—	—	16,774	291,556	17.38	386,668	23.05

Boston Properties, Inc.

First Quarter 2005

IN-SERVICE OTHER PROPERTIES

Quarterly Lease Expirations

Other Properties (Richmond, VA and Baltimore, MD)

	OFFICE					OFFICE/TECHNICAL
Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot
Q1 2005	—	$—	$—	$—	$—	—	$—	$—	$—	$—
Q2 2005	15,627	416,368	26.64	416,368	26.64	—	—	—	—	—
Q3 2005	4,101	115,894	28.26	115,894	28.26	—	—	—	—	—
Q4 2005	40,615	955,239	23.52	967,027	23.81	—	—	—	—	—

Total 2005	60,343	$1,487,501	$24.65	$1,499,289	$24.85	—	$—	$—	$—	$—

Q1 2006	8,739	$295,802	$33.85	$295,802	$33.85	—	$—	$—	$—	$—
Q2 2006	15,307	395,910	25.86	403,696	26.37	—	—	—	—	—
Q3 2006	—	—	—	—	—	—	—	—	—	—
Q4 2006	14,992	389,792	26.00	405,384	27.04	—	—	—	—	—

Total 2006	39,038	$1,081,504	$27.70	$1,104,882	$28.30	—	$—	$—	$—	$—

	INDUSTRIAL					RETAIL
Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot
Q1 2005	—	$—	$—	$—	$—	—	$—	$—	$—	$—
Q2 2005	—	—	—	—	—	—	—	—	—	—
Q3 2005	—	—	—	—	—	—	—	—	—	—
Q4 2005	—	—	—	—	—	—	—	—	—	—

Total 2005	—	$—	$—	$—	$—	—	$—	$—	$—	$—

Q1 2006	—	$—	$—	$—	$—	—	$—	$—	$—	$—
Q2 2006	—	—	—	—	—	—	—	—	—	—
Q3 2006	—	—	—	—	—	—	—	—	—	—
Q4 2006	—	—	—	—	—	—	—	—	—	—

Total 2006	—	$—	$—	$—	$—	—	$—	$—	$—	$—

Boston Properties, Inc.

First Quarter 2005

CBD PROPERTIES

Lease Expirations

	Greater Boston							Greater Washington
Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases		Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups		Per Square Foot	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot
2005	395,731	$20,343,716	(1)	$51.41	$20,724,130	(1)	$52.37	60,603	$2,485,169	$41.01	$2,491,023	$41.10
2006	130,255	$6,658,524	(2)	51.12	$6,655,645	(2)	51.10	32,976	$1,262,245	$38.28	$1,280,726	$38.84
2007	158,618	$8,176,652		51.55	$8,228,402		51.88	275,734	$9,622,928	$34.90	$9,713,473	$35.23
2008	194,554	$7,488,062		38.49	$6,970,404		35.83	40,973	$1,714,539	$41.85	$1,818,969	$44.39
2009	774,951	$28,231,663		36.43	$31,179,148		40.23	836,126	$32,940,782	$39.40	$34,902,762	$41.74
2010	165,853	$5,942,291		35.83	$6,222,356		37.52	443,414	$18,769,363	$42.33	$20,989,342	$47.34
2011	459,832	$23,963,259		52.11	$26,898,552		58.50	193,856	$8,425,737	$43.46	$9,601,873	$49.53
2012	309,025	$13,941,658		45.11	$14,851,052		48.06	83,235	$3,372,886	$40.52	$3,388,441	$40.71
2013	279,180	$14,252,590		51.05	$15,398,320		55.16	1,702	$92,095	$54.11	$112,525	$66.11
2014	389,981	$15,076,354		38.66	$16,812,772		43.11	63,796	$2,991,851	$46.90	$3,731,611	$58.49
Thereafter	679,491	$29,036,683		42.73	$33,018,410		48.59	912,605	$42,094,444	$46.13	$52,013,631	$56.99

	New York							San Francisco
Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases		Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups		Per Square Foot	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot
2005	10,944	$865,718		$79.10	$865,718		$79.10	102,388	$4,438,543	$43.35	$4,438,543	$43.35
2006	213,015	14,152,688		66.44	14,156,090		66.46	560,917	$28,140,701	$50.17	$28,187,067	$50.25
2007	151,089	9,741,566		64.48	9,754,780		64.56	384,242	$19,422,861	$50.55	$19,516,176	$50.79
2008	484,428	30,553,712		63.07	31,140,808		64.28	280,994	$11,580,358	$41.21	$12,080,839	$42.99
2009	176,935	11,908,248		67.30	12,734,163		71.97	202,267	$9,915,181	$49.02	$10,092,620	$49.90
2010	329,752	23,068,878		69.96	23,895,961		72.47	255,737	$14,006,093	$54.77	$15,197,677	$59.43
2011	419,467	26,068,171		62.15	29,325,176		69.91	212,834	$18,620,802	$87.49	$18,975,920	$89.16
2012	987,795	62,231,262		63.00	64,270,088		65.06	171,245	$7,945,743	$46.40	$8,746,357	$51.08
2013	15,896	12,200,283		92.87	1,650,943		103.86	121,619	$4,614,429	$37.94	$5,154,189	$42.38
2014	201,372	12,200,283		60.59	13,317,717		66.13	241,438	$8,823,004	$36.54	$9,545,658	$39.54
Thereafter	4,555,309	281,436,115		61.78	341,137,636		74.89	848,254	$34,836,194	$41.07	$39,521,801	$46.59

	Princeton/East Brunswick							Other
Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases		Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups		Per Square Foot	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot
2005	—	$—		$—	$—		$—	60,343	$1,487,501	$24.65	$1,499,289	$24.85
2006	—	—		—	—		—	39,038	1,081,504	27.70	1,104,882	28.30
2007	—	—		—	—		—	100,901	3,484,607	34.53	3,426,555	33.96
2008	—	—		—	—		—	21,890	587,623	26.84	673,892	30.79
2009	—	—		—	—		—	78,869	2,035,903	25.81	2,080,975	26.39
2010	—	—		—	—		—	62,719	1,664,784	26.54	1,923,182	30.66
2011	—	—		—	—		—	—	—	—	—	—
2012	—	—		—	—		—	54,075	1,706,268	31.55	2,047,398	37.86
2013	—	—		—	—		—	292,940	6,971,334	23.80	7,701,597	26.29
2014	—	—		—	—		—	—	—	—	—	—
Thereafter	—	—		—	—		—	778,122	19,967,331	25.66	24,398,556	31.36

(1)	Includes 20,738 square feet of retail space and kiosks. Excluding this space, current rent on expiring leases is $42.39 and rent on expiring leases with future step-up is $42.49 per square foot in 2005.
(1)	Includes 18,788 square feet of retail space and kiosks. Excluding this space, current rent on expiring leases is $48.52 and rent on expiring leases with future step-up is $49.31 per square foot in 2006.

Boston Properties, Inc.

First Quarter 2005

SUBURBAN PROPERTIES

Lease Expirations

	Greater Boston					Greater Washington
Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot
2005	239,043	$6,301,169	$26.36	$6,352,729	$26.58	199,947	$5,566,468	$27.84	$5,521,841	$27.62
2006	777,951	18,794,629	24.16	18,835,733	24.21	263,246	7,557,137	28.71	7,746,717	29.43
2007	505,071	13,699,698	27.12	14,021,833	27.76	277,552	7,018,764	25.29	7,199,809	25.94
2008	360,687	10,219,638	28.33	10,716,968	29.71	234,401	7,205,800	30.74	7,710,877	32.90
2009	445,625	14,475,437	32.48	15,514,493	34.82	64,433	1,710,242	26.54	1,846,467	28.66
2010	181,997	4,527,096	24.87	4,751,229	26.11	343,907	10,409,038	30.27	11,874,673	34.53
2011	538,835	12,577,375	23.34	13,707,152	25.44	596,733	17,151,195	28.74	19,581,638	32.81
2012	447,554	13,084,538	29.24	14,088,729	31.48	618,361	22,034,856	35.63	26,481,667	42.83
2013	—	—	—	—	—	71,476	2,170,549	30.37	2,616,938	36.61
2014	34,474	808,279	23.45	917,343	26.61	712,560	19,414,509	27.25	21,756,762	30.53
Thereafter	208,895	7,112,063	34.05	9,538,094	45.66	1,553,706	47,462,979	30.55	52,761,808	33.96

	New York					San Francisco
Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot
2005	—	$—	$—	$—	$—	37,748	$1,130,233	$29.94	$1,299,037	$34.41
2006	—	—	—	—	—	36,569	2,260,482	61.81	2,382,760	65.16
2007	—	—	—	—	—	19,271	589,929	30.61	485,220	25.18
2008	—	—	—	—	—	40,244	1,002,738	24.92	1,072,386	26.65
2009	—	—	—	—	—	5,484	123,156	22.46	131,148	23.91
2010	—	—	—	—	—	9,351	216,167	23.12	270,175	28.89
2011	—	—	—	—	—	4,319	148,228	34.32	148,228	34.32
2012	—	—	—	—	—	5,740	120,540	21.00	135,751	23.65
2013	—	—	—	—	—	—	—	—	—	—
2014	—	—	—	—	—	159,617	5,027,017	31.49	5,812,332	36.41
Thereafter	—	—	—	—	—	294,191	7,944,052	27.00	10,805,920	36.73

	Princeton/East Brunswick					Other
Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot
2005	145,293	$5,147,281	$35.43	$6,162,237	$42.41	—	$—	$—	$—	$—
2006	61,889	2,207,931	35.68	2,232,752	36.08	—	—	—	—	—
2007	523,015	16,262,569	31.09	16,736,512	32.00	—	—	—	—	—
2008	33,802	990,865	29.31	1,390,859	41.15	—	—	—	—	—
2009	267,460	8,611,049	32.20	9,284,601	34.71	—	—	—	—	—
2010	183,713	6,166,721	33.57	6,488,901	35.32	—	—	—	—	—
2011	269,917	8,683,537	32.17	9,231,840	34.20	—	—	—	—	—
2012	5,500	183,254	33.32	192,879	35.07	—	—	—	—	—
2013	103,080	3,250,174	31.53	3,584,283	34.77	—	—	—	—	—
2014	284,574	8,447,427	29.68	9,330,243	32.79	—	—	—	—	—
Thereafter	223,503	6,779,089	30.33	7,300,447	32.66	—	—	—	—	—

Boston Properties, Inc.

First Quarter 2005

HOTEL PERFORMANCE

Long Wharf Marriott - Boston
	First Quarter 2005	First Quarter 2004	Percent Change
Occupancy	72.7%	77.7%	-6.4%
Average Daily Rate	$176.34	$166.12	6.2%
Revenue per available room	$128.14	$129.08	-0.7%

Cambridge Center Marriott
	First Quarter 2005	First Quarter 2004	Percent Change
Occupancy	65.5%	65.1%	0.6%
Average Daily Rate	$147.99	$140.06	5.7%
Revenue per available room	$96.98	$91.18	6.4%

Residence Inn by Marriott
	First Quarter 2005	First Quarter 2004	Percent Change
Occupancy	79.3%	70.8%	12.0%
Average Daily Rate	$123.45	$115.15	7.2%
Revenue per available room	$97.94	$81.49	20.2%

Total Hotel Performance
	First Quarter 2005	First Quarter 2004	Percent Change
Occupancy	71.1%	71.1%	0.0%
Average Daily Rate	$153.66	$144.77	6.1%
Revenue per available room	$109.07	$103.60	5.3%

Boston Properties, Inc.

First Quarter 2005

OCCUPANCY ANALYSIS

Same Property Occupancy (1) - By Location

	CBD		Suburban		Total
Location	31-Mar-05	31-Mar-04	31-Mar-05	31-Mar-04	31-Mar-05	31-Mar-04
Greater Boston	93.3%	93.8%	86.3%	82.8%	90.1%	88.9%
Greater Washington	100.0%	100.0%	96.8%	95.4%	97.7%	96.7%
Midtown Manhattan	98.7%	98.9%	—	—	98.7%	98.9%
Baltimore, MD	90.9%	96.0%	—	—	90.9%	96.0%
Princeton/East Brunswick, NJ	—	—	90.4%	92.5%	90.4%	92.5%
Richmond, VA	91.5%	91.7%	—	—	91.5%	91.7%
Greater San Francisco	81.1%	90.1%	65.7%	35.5%	78.6%	81.2%

Total Portfolio	93.1%	95.5%	90.2%	86.8%	92.0%	92.1%

Same Property Occupancy (1) - By Type of Property

	CBD		Suburban		Total
	31-Mar-05	31-Mar-04	31-Mar-05	31-Mar-04	31-Mar-05	31-Mar-04
Total Office Portfolio	93.1%	95.5%	90.6%	87.1%	92.2%	92.5%
Total Office/Technical Portfolio	100.0%	100.0%	97.5%	94.7%	97.6%	94.9%
Total Industrial Portfolio	—	—	0.0%	0.0%	0.0%	0.0%

Total Portfolio	93.1%	95.5%	90.2%	86.8%	92.0%	92.1%

(1)	For disclosures related to our definition of Same Property, see page 54.

Boston Properties, Inc.

First Quarter 2005

SAME PROPERTY PERFORMANCE

Office, Office/Technical, Industrial and Hotel Properties

	Office	Office/Technical	Industrial	Hotel (1)	Total
Number of Properties	94	17	1	3	115
Square feet	28,391,749	1,403,789	152,009	937,874	30,885,421
Percent of in-service properties	90.5%	100.0%	100.0%	100.0%	91.2%
Occupancy @ 3/31/04	92.5%	94.9%	0.0%	—	92.1%
Occupancy @ 3/31/05	92.2%	97.6%	0.0%	—	92.0%
Percent change from 1st quarter 2005 over 1st quarter 2004 (2):
Rental revenue	1.3%	6.0%	See Note 4	6.3%	1.6%
Operating expenses and real estate taxes	4.6%	-2.8%	See Note 4	5.2%	4.6%
Net Operating Income (3)	-0.3%	8.9%	See Note 4	14.4%	0.0%
Net Operating Income (3) - without hotels					-0.1%
Rental revenue - cash basis	1.7%	6.9%	See Note 4	6.3%	2.0%
Net Operating Income (3) - cash basis (4)	0.2%	10.0%	See Note 4	14.6%	0.5%
Net Operating Income (3) - cash basis(4) - without hotels					0.4%

Same Property Lease Analysis - quarter ended March 31, 2005

		Office	Office/Technical	Industrial	Total
Vacant space available @ 1/1/05 (sf)		2,179,430	33,799	152,009	2,365,238
Square footage of leases expiring or terminated 1/1/05-3/31/05		450,009	—	—	450,009

Total space for lease (sf)		2,629,439	33,799	152,009	2,815,247

New tenants (sf)		204,993	—	—	204,993
Renewals (sf)		211,928	—	—	211,928

Total space leased (sf)		416,921	—	—	416,921

Space available @ 3/31/05 (sf)		2,212,518	33,799	152,009	2,398,326

Net (increase)/decrease in available space (sf)		(33,088)	—	—	(33,088)
Average lease term (months)		45	—	—	45
Average free rent (days)		11	—		11
2nd generation TI/Comm PSF		$11.89	$—	$—	$11.89
Increase (decrease) in 2nd generation gross rents (5)		-8.61%	—	—	-8.61%
Increase (decrease) in 2nd generation net rents (5)		-14.95%	—	—	-14.95%

(1)	Includes revenue and expenses from retail tenants at the hotel properties.
(2)	See page 47 for a quantitative reconciliation.
(3)	For a quantitative reconciliation of Net Operating Income (NOI) to net income in accordance with GAAP, see page 47. For disclosures relating to our use of NOI, see page 54.
(4)	For a quantitative reconciliation of NOI to NOI on a cash basis, see page 48. For disclosures relating to our use of NOI, see page 54.
(5)	Represents increase in rents on a “cash to cash” basis (actual rent at time of expiration vs. initial rent of new lease) and for only 2nd generation space after eliminating any space vacant for more than 12 months. The total footage being weighted is 303,875 square feet.

Boston Properties, Inc.

First Quarter 2005

Reconciliation of Net Operating Income to Net Income

	For the three months ended
	3/31/2005	3/31/2004
	(in thousands)
Net income available to common shareholders	$61,242	$66,048
Gains on sales of real estate from discontinued operations, net of minority interest	—	(2,521)
(Income)/Loss from discontinued operations, net of minority interest	406	(1,633)
Gains on sales of real estate, net of minority interest		(6,698)
Gains on sales of land held for development, net of minority interest	(1,208)	—
Minority interest in Operating Partnership	15,699	17,125
Income from unconsolidated joint ventures	(1,335)	(1,377)
Minority interest in property partnerships	(1,652)	(385)

Income before minority interests in property partnerships, income from unconsolidated joint ventures, minority interest in Operating Partnership, gains on sales of real estate and land held for development and discontinued operations	73,152	70,559
Add:
Depreciation and amortization	67,983	56,007
Interest	79,354	74,305
General and administrative	14,813	12,600
Losses from early extinguishments of debt	—	6,258
Subtract:
Interest and other	(1,637)	(7,528)
Development and management services	(4,536)	(3,322)

Consolidated Net Operating Income	$229,129	$208,879

Same Property Net Operating Income	$204,056	$204,109
Net operating income from non Same Properties (1)	23,847	3,212
Termination income	1,226	1,558

Consolidated Net Operating Income	$229,129	$208,879

Same Property Net Operating Income	$204,056	$204,109
Less Straight Line Rent	10,809	11,892

Same Property Net Operating Income - cash basis	$193,248	$192,217

(1)	See pages 20-23 for properties which are not included as part of Same Property Net Operating Income.

Boston Properties, Inc.

First Quarter 2005

Same Property Net Operating Income by Reportable Segment

(in thousands)

	Office				Office/Technical				Industrial
	For the three months ended		$ Change	% Change	For the three months ended		$ Change	% Change	For the three months ended		$ Change	% Change
	31-Mar-05	31-Mar-04			31-Mar-05	31-Mar-04			31-Mar-05	31-Mar-04
Rental Revenue	$301,029	$297,504			$5,851	$5,517			$2	$(2)
Less Termination Income	1,226	1,558			—	—			—	—

Rental revenue - subtotal	299,803	295,947	3,856	1.3%	5,851	5,517	334	6.0%	2	(2)	4	-181.7%
Operating expenses and real estate taxes	101,896	97,407	4,488	4.6%	1,302	1,339	(37)	-2.8%	117	105	12	11.6%

Net Operating Income (1)	$197,907	$198,539	$(632)	-0.3%	$4,548	$4,178	$371	8.9%	$(115)	$(107)	$(8)	-7.7%

Rental revenue - subtotal	$299,803	$295,947			$5,851	$5,517			$2	$(2)
Less Straight Line Rent	10,812	11,849	(1,037)		(5)	38	(43)		0	2	(2)

Rental revenue - cash basis	288,991	284,098	4,893	1.7%	5,856	5,479	377	6.9%	2	(4)	6	-140.0%
Less:
Operating expenses and real estate taxes	101,896	97,407	4,488	4.6%	1,302	1,339	(37)	-2.8%	117	105	12	11.6%

Net Operating Income (2) - cash basis	$187,095	$186,690	$405	0.2%	$4,553	$4,140	$414	10.0%	$(115)	$(109)	$(7)	6.0%

	Hotel				Total
	For the three months ended		$ Change	% Change	For the three months ended		$ Change	% Change
	31-Mar-05	31-Mar-04			31-Mar-05	31-Mar-04
Rental Revenue	$14,002	$13,178			$320,883	$316,197
Less Termination Income	—	—			1,226	1,558

Rental revenue - subtotal	14,002	13,178	$824	6.3%	319,657	314,639	5,018	1.6%
Operating expenses and real estate taxes	12,286	11,678	607	5.2%	115,601	110,530	5,071	4.6%

Net Operating Income (1)	$1,716	$1,500	$217	14.4%	$204,056	$204,109	$(53)	0.0%

Rental revenue - subtotal	$14,002	$13,178			$319,657	$314,639
Less Straight Line Rent	1	3	(2)		10,809	11,892	(1,083)

Rental revenue - cash basis	14,000	13,175	826	6.3%	308,849	302,747	6,101	2.0%
Less:
Operating expenses and real estate taxes	12,286	11,678	607	5.2%	115,601	110,530	5,071	4.6%

Net Operating Income (2) - cash basis	$1,715	$1,496	$218	14.6%	$193,248	$192,217	$1,030	0.5%

(1)	For a quantitative reconciliation of net operating income (NOI) to net income in accordance with GAAP, see page 47. For disclosures relating to our use of NOI see page 54.
(2)	For a quantitative reconciliation of NOI to NOI on a cash basis see page 46. For disclosures relating to our use of NOI see page 54.

Boston Properties, Inc.

First Quarter 2005

LEASING ACTIVITY

All In-Service Properties - quarter ended March 31, 2005

	Office	Office/Technical	Industrial	Total
Vacant space available @ 1/1/2005 (sf)	2,370,488	33,799	152,009	2,556,296
Property dispositions/ assets taken out of service (sf)	—	—	—	—
Property acquisitions/ assets placed in-service (sf)	539,229	—	—	539,229
Leases expiring or terminated 1/1/05-3/31/05 (sf)	455,330	—	—	455,330

Total space for lease (sf)	3,365,047	33,799	152,009	3,550,855

New tenants (sf)	691,600	—	—	691,600
Renewals (sf)	213,058	—	—	213,058

Total space leased (sf)	904,658	—	—	904,658 (1)

Space available @ 3/31/05 (sf)	2,460,389	33,799	152,009	2,646,197

Net (increase)/decrease in available space (sf)	(89,901)	—	—	(89,901)
Average lease term (months)	45	—	—	45
Average free rent (days)	11			11
2nd generation TI/Comm PSF	$11.85	$—	$—	$11.85
Increase (decrease) in 2nd generation gross rents (2)	-8.52%	—	—	-8.52%
Increase (decrease) in 2nd generation net rents (3)	-14.81%	—	—	-14.81%

(1)	Details of 1st and 2nd generation space is located in chart below.
(2)	Represents increase (decrease) in gross rent (total base rent and expense reimbursements), comparing the change in rent at lease expiration vs. initial rent of the new lease for 2nd generation space that has been vacant for less than twelve months. The total footage being weighted is 305,005.
(3)	Represents increase (decrease) in net rent (base rent less base year expense), comparing the rent at lease expiration vs. initial rent of the new lease for 2nd generation space that has been vacant for less than twelve months. The total footage being weighted is 305,005.

	All leases 1st Generation	All leases 2nd Generation	Incr (decr) in 2nd gen. gross rents (2)	Incr (decr) in 2nd gen. net rents (3)	Total Leased
Boston	18,926	182,568	-12.91%	-20.97%	201,494
Washington	465,811	135,631	-6.88%	-14.36%	601,442
New York	20,796	12,346	2.48%	2.45%	33,142
San Francisco	—	29,167	10.20%	20.67%	29,167
Princeton	—	39,413	-14.88%	-22.01%	39,413

	505,533	399,125	-8.52%	-14.81%	904,658

Boston Properties, Inc.

First Quarter 2005

HISTORICALLY GENERATED CAPITAL EXPENDITURES,

TENANT IMPROVEMENT COSTS AND LEASING COMMISSIONS

Historical Capital Expenditures

(in thousands)

	Q1 2005	2004	2003	2002
Recurring capital expenditures	$1,461	$25,101	$18,514	$16,674
Planned non-recurring capital expenditures associated with acquisition properties	962	4,889	4,464	31,908
Hotel improvements, equipment upgrades and replacements	516	1,001	2,345	3,218

	$2,939	$30,991	$25,323	$51,800

2nd Generation Tenant Improvements and Leasing Commissions
(Square Feet in thousands)

	Q1 2005	2004	2003	2002
Office
Square feet	399,125	3,356,267	2,635,914	2,122,409

Tenant improvement and lease commissions PSF	$11.85	$24.74	$14.41	$20.17

Office/Technical
Square feet	—	195,953	169,893	347,321

Tenant improvement and lease commissions PSF	$—	$14.35	$6.43	$1.42

Industrial
Square feet	—	—	—	244,904

Tenant improvement and lease commissions PSF	$—	$—	$—	$0.62

Average tenant improvement and lease commissions PSF	$11.85	$24.17	$13.93	$16.01

Boston Properties, Inc.

First Quarter 2005

ACQUISITIONS/DISPOSITIONS

as of March 31, 2005

ACQUISITIONS

For the period from January 1, 2005 through March 31, 2005

Property	Date Acquired	Square Feet	Initial Investment	Anticipated Future Investment	Total Investment	Percentage Leased
No Activity

Total Acquisitions		—	$—	$—	$—	—

DISPOSITIONS
For the period from January 1, 2005 through March 31, 2005

Property			Date Disposed	Square Feet	Gross Sales Price	Book Gain
Prudential Center - Land Parcel			Feb-05	N/A	$50,100,000	N/A	(1)
Decoverly Four and Five - Land Parcels			Feb-05	N/A	5,180,000	1,445,000

Total Dispositions				—	$55,280,000	$1,445,000

(1)	This transaction currently does not qualify as a sale for accounting purposes due to certain continuing involvement provisions. Sales price includes an estimated amount totaling approximately $18.6 million, which represents the buyer’s obligation to fund future development costs at the Prudential Center.

Boston Properties, Inc.

First Quarter 2005

VALUE CREATION PIPELINE - DEVELOPMENT IN PROGRESS (1)

as of March 31, 2005

Development Properties	Initial Occupancy	Estimated Stabilization Date	Location	# of Buildings	Square feet	Investment to Date	Estimated Total Investment	Total Construction Loan		Amount Drawn at March 31, 2005	Estimated Future Equity Requirement	Percentage Leased (2)
Seven Cambridge Center and West Garage	Q1 2006	Q1 2006	Cambridge, MA	1	231,028	42,738,589	145,933,861	125,000,000	(3)	—	—	100%
Parcel E (12290 Sunrise Valley)	Q2 2006	Q2 2006	Reston, VA	1	182,000	10,886,870	45,754,416	—		—	34,867,546	100%
Capital Gallery expansion	Q2 2006	Q3 2007	Washington, D.C.	—	318,557	11,551,765	69,100,000	47,225,000		1,000	10,324,235	46%
Wisconsin Place- Infrastructure (23.89% ownership)	N/A	N/A	Chevy Chase, MD	—	—	6,439,105	31,625,638	23,053,850		3,773,361	5,906,044	N/A

Total Development Properties				2	731,585	$71,616,329	$292,413,915	$195,278,850		$3,774,361	$51,097,825	76%

DEVELOPMENTS PLACED-IN-SERVICE DURING 2005

	Initial In Service Date	Estimated Stabilization Date	Location	# of Buildings	Square feet	Investment to Date	Estimated Total Investment	Debt		Drawn at March 31, 2005	Estimated Future Equity Requirement	Percentage Leased
901 New York Avenue (25% ownership)	Q3 2004	Q2 2005	Washington, D.C.	1	539,038	41,315,497	44,777,000	42,500,000		42,500,000	3,461,503	96%

Total Developments Placed in Service				1	539,038	41,315,497	44,777,000	42,500,000		42,500,000	3,461,503	96%

(1)	In accordance with GAAP, a project is classified as a Development in Progress when construction or supply contracts have been signed and physical improvements have commenced.
(2)	Represents percentage leased as of April 26, 2005.
(3)	On April 12, 2005, the Company obtained construction financing totaling $125 million which bears interest at LIBOR plus 1.25% per annum and matures in April 2007 with a one-year extension option.

Boston Properties, Inc.

First Quarter 2005

VALUE CREATION PIPELINE - OWNED LAND PARCELS

as of March 31, 2005

Location	Acreage	Developable Square Feet
Rockville, MD	68.9	937,000
Dulles, VA	76.6	934,000
Gaithersburg, MD	27.0	850,000
San Jose, CA	3.7	841,000
Reston, VA	39.6	1,417,000
Boston, MA	0.2	304,500
Marlborough, MA	50.0	400,000
Weston, MA	74.0	350,000
Waltham, MA	4.3	202,000
Andover, MA	10.0	110,000
Washington, D.C.	0.5	170,000
Chevy Chase, MD	1.0	300,000

	356.0	7,287,000

VALUE CREATION PIPELINE - LAND PURCHASE OPTIONS
as of March 31, 2005

Location	Acreage	Developable Square Feet
Princeton, NJ (1)	149.9	1,900,000
Washington, D.C. (2)	4.6	1,432,000
Framingham, MA (3)	21.5	300,000
Cambridge, MA (4)	—	200,000

	176.0	3,832,000

(1)	$30.50 per square foot and $125,000 per annum non-refundable payment.
(2)	Approximately 1.1 million square feet is subject to ground lease.
(3)	Subject to ground lease.
(4)	The Company has the option to purchase additional residential rights.

Boston Properties, Inc.

First Quarter 2005

Definitions

This section contains an explanation of certain non-GAAP financial measures we provide in other sections of this document, as well as the reasons why management believes these measures provide useful information to investors about the company’s financial condition or results of operations. Additional detail can be found in the Company’s most recent annual report on Form 10-K and other documents filed with the SEC from time to time.

Funds from Operations

Pursuant to the revised definition of Funds from Operations adopted by the Board of Governors of the National Association of Real Estate Investment Trusts (“NAREIT”), we calculate Funds from Operations, or “FFO,” by adjusting net income (loss) (computed in accordance with GAAP, including non-recurring items) for gains (or losses) from sales of properties, real estate related depreciation and amortization, and after adjustment for unconsolidated partnerships and joint ventures. FFO is a non-GAAP financial measure. The use of FFO, combined with the required primary GAAP presentations, has been fundamentally beneficial in improving the understanding of operating results of REITs among the investing public and making comparisons of REIT operating results more meaningful. Management generally considers FFO to be a useful measure for reviewing our comparative operating and financial performance because, by excluding gains and losses related to sales of previously depreciated operating real estate assets and excluding real estate asset depreciation and amortization (which can vary among owners of identical assets in similar condition based on historical cost accounting and useful life estimates), FFO can help one compare the operating performance of a company’s real estate between periods or as compared to different companies. Our computation of FFO may not be comparable to FFO reported by other REITs or real estate companies that do not define the term in accordance with the current NAREIT definition or that interpret the current NAREIT definition differently.

Management uses FFO principally to evaluate the operating performance of our assets from period to period, and therefore it is important that transactions which impact operations over multiple periods be reflected in FFO in accordance with their substance, even if GAAP requires that the income or loss attributable to the transaction be recorded in a particular period. The resulting adjustments to FFO computed in accordance with the NAREIT definition are particularly meaningful when the events in question are substantively equivalent to other similar transactions, but the reporting of those similar transactions under GAAP more closely matches their economic substance.

FFO should not be considered as an alternative to net income (determined in accordance with GAAP) as an indication of our performance. FFO does not represent cash generated from operating activities determined in accordance with GAAP and is not a measure of liquidity or an indicator of our ability to make cash distributions. We believe that to further understand our performance, FFO should be compared with our reported net income and considered in addition to cash flows in accordance with GAAP, as presented in our consolidated financial statements.

Funds Available for Distribution (FAD)

In addition to FFO, we present Funds Available for Distribution (FAD) by (1) adding to FFO non-real estate depreciation, (2) eliminating the effect of straight-line rent, and (3) subtracting: recurring capital expenditures; hotel improvements, equipment upgrades and replacements; and second generation tenant improvement and leasing commissions. In addition, this calculation includes all non-cash compensation expense related to restricted securities. Although our FAD as adjusted differs from that of other real estate companies, we believe it provides a meaningful indicator of our ability to fund cash needs and to make cash distributions to equity owners. In addition, we believe that to further understand our liquidity, FAD should be compared with our cash flows in accordance with GAAP, as presented in our consolidated financial statements. Our computation of FAD may not be comparable to FAD reported by other REITs or real estate companies and FAD does not represent cash generated from operating activities determined in accordance with GAAP, and should not be considered as an alternative to net income (determined in accordance with GAAP) as an indication of our performance, as an alternative to net cash flows from operating activities (determined in accordance with GAAP), or as a measure of our liquidity.

Debt to Total Market Capitalization Ratio

Debt to total market capitalization ratio, defined as total consolidated debt as a percentage of the market value of our outstanding equity securities plus our total consolidated debt, is a measure of leverage commonly used by analysts in the REIT sector. Total market capitalization is the sum of our total indebtedness outstanding on a consolidated basis (excluding unconsolidated joint venture debt) and the market value of our outstanding equity securities calculated using the closing price per share of common stock of the Company multiplied by the sum of (1) the actual aggregate number of outstanding common partnership units of our operating partnership (including common partnership units held by the company) and (2) the number of common partnership units issuable upon conversion of preferred partnership units of our operating partnership. We are presenting this ratio because our degree of leverage could affect our ability to obtain additional financing for working capital, capital expenditures, acquisitions, development or other general corporate purposes. Investors should understand that our debt to total market capitalization ratio is in part a function of the market price of the common stock of Boston Properties, Inc., and as such will fluctuate with changes in such price and does not necessarily reflect our capacity to incur additional debt to finance our activities or our ability to manage our existing debt obligations. However, for a company like ours, whose assets are primarily income-producing real estate, the debt to total market capitalization ratio may provide investors with an alternate indication of leverage, so long as it is evaluated along with the ratio of indebtedness to other measures of asset value used by financial analysts and other financial ratios, as well as the various components of our outstanding indebtedness.

Net Operating Income (NOI)

NOI is a non-GAAP financial measure equal to net income, the most directly comparable GAAP financial measure, plus corporate general and administrative expense, depreciation and amortization, interest expense, minority interest in Operating Partnership and losses from early extinguishment of debt, less interest income, development and management income, gains from property dispositions, gains on sale from discontinued operations, income from discontinued operations, income from unconsolidated joint ventures and minority interest in property partnerships. In some cases we also present NOI on a cash basis, which is NOI after eliminating the effects of straight-lining of rent. We use NOI internally as a performance measure and believe NOI provides useful information to investors regarding our financial condition and results of operations because it reflects only those income and expense items that are incurred at the property level. Therefore, we believe NOI is a useful measure for evaluating the operating performance of our real estate assets. Our management also uses NOI to evaluate regional property level performance and to make decisions about resource allocations. Further, we believe NOI is useful to investors as a performance measure because, when compared across periods, NOI reflects the impact on operations from trends in occupancy rates, rental rates, operating costs and acquisition and development activity on an unleveraged basis, providing perspective not immediately apparent from net income. NOI excludes certain components from net income in order to provide results that are more closely related to a property’s results of operations. For example, interest expense is not necessarily linked to the operating performance of a real estate asset and is often incurred at the corporate level as opposed to the property level. In addition, depreciation and amortization, because of historical cost accounting and useful life estimates, may distort operating performance at the property level. NOI presented by us may not be comparable to NOI reported by other REITs that define NOI differently. We believe that in order to facilitate a clear understanding of our operating results, NOI should be examined in conjunction with net income as presented in our consolidated financial statements. NOI should not be considered as an alternative to net income as an indication of our performance or to cash flows as a measure of liquidity or ability to make distributions.

In-Service Properties

We treat a property as being “in-service” upon the earlier of (i) lease-up and completion of tenant improvements or (ii) one year after cessation of major construction activity under GAAP. When a property is treated as “in-service”, we cease capitalization of all project costs. The determination as to when a property should be treated as “in-service” involves a degree of judgment and is made by management based on the relevant facts and circumstances of the particular property. For portfolio operating and occupancy statistics we specify a single date for treating a property as “in-service.” Under GAAP a property may be placed in service in stages as construction is completed and the property is held available for occupancy. In accordance with GAAP, when a portion of a property has been substantially completed and occupied or held available for occupancy, we cease capitalization on that portion, though we may not treat the property as being “in-service,” and continue to capitalize only those costs associated with the portion still under construction.

Same Properties

In our analysis of NOI, particularly to make comparisons of NOI between periods meaningful, it is important to provide information for properties that were in-service and owned by us throughout each period presented. We refer to properties acquired or placed in-service prior to the beginning of the earliest period presented and owned by us through the end of the latest period presented as “same properties.” “Same properties” therefore exclude properties placed in service or acquired after the beginning of the earliest period presented or disposed of prior to the end of the latest period presented. Accordingly, it takes at least one year and one quarter after a property is acquired or treated as “in-service” for that property to be included in “same properties.” See pages 20-23 for “in-service properties” which are not included in “same properties.”

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